UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[REGISTRANT] ING Series Fund, Inc
(Name of Registrant as Specified In Its Charter)

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ING SERIES FUND, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

[March 22, 2013]

Dear Shareholder:

On behalf of the Board of Directors (the “Board”), we are pleased to invite you to an annual meeting of shareholders (the “Annual Meeting”) of ING Series Fund, Inc. (the “Company”) and each fund organized as a series of the Company (each a “Fund,” and collectively, the “Funds”). The Annual Meeting is scheduled for [10:00 A.M.], Local time, on [May 6, 2013], at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting shareholders will be asked to approve new investment advisory agreements for each Fund with ING Investments, LLC (“ING Investments”). Shareholders will also be asked to approve new investment sub-advisory agreements with ING Investment Management Co. LLC (“ING IM,” and together with ING Investments, the “ING U.S. Advisers”) with respect to each Fund. These new advisory and sub-advisory agreements arise in connection with a plan for the U.S. parent company of the ING U.S. Advisers to separate from its ultimate parent, ING Groep, N.V. At this Annual Meeting, shareholders will also be asked to approve a number of other proposals including the election of 13 nominees to the Board. Shareholders of ING Global Target Payment Fund will be asked to approve a bifurcated advisory and sub-advisory fee structure. In addition, shareholders of each Fund will be asked to approve a modification to the current “manager-of-managers” policy. Finally, shareholders of ING Money Market Fund will be asked to approve changes to its fundamental investment policy governing concentration.

Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement carefully and cast your vote. It is important that your vote be received no later than [May 5, 2013].

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING SERIES FUND, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for [May 6, 2013]

To the Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of ING Series Fund, Inc. (the “Company”) and each fund organized as a series of the Company (each a “Fund,” and collectively, the “Funds”) is scheduled for [10:00 A.M.], Local time on [May 6, 2013] at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and the parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities in an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Funds without interruption, the Annual Meeting was called to, among other things, approve new advisory and sub-advisory agreements.

At the Annual Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for each Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement between ING Investments and ING IM prompted by the IPO, and, to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To elect 13 nominees to the Board of Directors (the “Board”) of the Company;

4.              To approve a bifurcated advisory fee and sub-advisory fee structure with respect to ING Global Target Payment Fund;

5.              To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders;

6.              To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Fund; and

7.              To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Annual Meeting. The Board recommends that you vote “FOR” the Proposals. Shareholders of record as of the close of business on [February 12, 2013], are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof.

Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than [May 5, 2013], the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Annual Meeting.

By Order of the Board of Directors

Theresa K. Kelety
Secretary

[March 22, 2013]

PROXY STATEMENT

[March 22, 2013]

Annual Meeting of Shareholders

of ING Series Fund, Inc.

Scheduled for [May 6, 2013]

ING Capital Allocation Fund	ING Global Target Payment Fund	ING Small Company Fund
ING Core Equity Research Fund	ING Large Cap Growth Fund	ING SMID Cap Equity Fund
ING Corporate Leaders 100 Fund	ING Money Market Fund

(Each, a series of ING Series Fund, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

For the Annual Meeting to be Held on [May 6, 2013]

This Proxy Statement and Notice of Annual Meeting are available at www.proxyvote.com/ing

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TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
What Proposals are being considered at the Annual Meeting	1
Who is eligible to vote?	2
How do I vote?	2
When and where will the Annual Meeting be held?	2
How can I obtain more information about a Fund?	2
Impact of the Separation Plan	3
What is the Separation Plan?	3
Why do the investment advisory and sub-advisory agreements terminate?	3
Will the Separation Plan change how the Funds are managed?	4
How will the Separation Plan impact the service providers to the Funds?	4
Proposal One — Approval of the Proposed Advisory Agreement	6
What is Proposal One?	6
Who is the Funds’ investment adviser?	6
What are the terms of the Proposed Advisory Agreement?	6
What is the recommendation of the Board?	7
What is the required vote?	8
What happens if shareholders do not approve the Proposal?	8
Proposal Two — Approval of the Proposed Sub-Advisory Agreement	9
What is Proposal Two?	9
Who is the Funds’ Sub-Adviser?	9
What are the terms of the Proposed Sub-Advisory Agreement?	9
What is the recommendation of the Board?	10
What is the required vote?	10
What happens if shareholders do not approve the Proposal?	10
Separation Plan — Factors Considered by the Board	11
Proposal Three — Election of the Directors	13
Who are the Nominees and what are their qualifications?	14
How long will the Directors serve on the Board?	16
Do the Independent Directors and Nominees own shares of the Funds or certain affiliate entities?	16
How is the Board Structured?	16
How will the committee structure change upon the creation of the Consolidated Board?	18
What are the Directors paid for their services?	18
How often does the Board meet?	19
Who are the officers of the Company?	19
What are the officers paid for their services?	19
What is the required vote?	19
What is the Board’s Recommendation	19
Proposal Four — Approval of a Bifurcated Advisory Fee	20
What is Proposal Four?	20
What is the proposed Bifurcated Fee Structure?	20
Were there changes to the investment strategy of Global Target Payment Fund?	21
Why is the Bifurcated Fee Structure proposed?	21
What is the recommendation of the Board?	21
What factors were considered by the Board?	21
What is the required vote?	22
What happens if shareholders do not approve Proposal Four?	22
Proposal Five — Approval of a Modified Manager-Of-Managers Policy	23
What is Proposal Five?	23
Why is the Modified Manager-of-Managers Policy proposed?	23
What are the proposed conditions of the Amended Relief?	23
What is the recommendation of the Board?	23
What factors were considered by the Board?	23
What is the required vote?	24
What happens if shareholders do not approve Proposal Five?	24
Proposal Six — Approval of a Change in a Fundamental Investment Policy on Concentration	25
What is Proposal Six?	25
What is the proposed change to the fundamental investment policy on concentration?	25
Why is a change to the fundamental investment policy on concentration proposed?	25
What is the recommendation of the Board?	25

What is the required vote?	25
What happens if shareholders do not approve Proposal Six?	26
General Information about the Proxy Statement	27
Who is asking for my vote?	27
How is my proxy being solicited?	27
What happens to my proxy once I submit it?	27
Can I revoke my proxy after I submit it?	27
What are the voting rights and quorum requirements	27
Who are the Funds’ independent public accountants?	28
Can shareholders submit proposals for consideration in a Proxy Statement?	28
How can shareholders send communications to the Board?	28
What if a proposal that is not in the Proxy Statement comes up at the Annual Meeting?	28
Who pays for this Proxy Solicitation?	28
Appendix A: Portfolio Managers	30
Appendix B: Principal Executive Officers	31
Appendix C: Fees Paid to Affiliates of the Adviser	32
Appendix D: Form of Proposed Advisory Agreement	33
Appendix E: Advisory Agreement Information	38
Appendix F: Compensation Paid to the Adviser by Investment Companies with Similar Investment Objectives	40
Appendix G: Form of Proposed ING IM Sub-Advisory Agreement	44
Appendix H: Sub-Advisory Agreement Information	51
Appendix I: Compensation Paid to ING IM by Funds with Similar Investment Objectives	52
Appendix J: Board Considerations in Approving Continuation of the Current Advisory and Sub-Advisory Agreements	54
Overview of the Review Process	54
Nature, Extent and Quality of Services	55
Fund Performance	56
Management Fees, Sub-Advisory Fees and Expenses	56
Profitability	56
Economies of Scale	57
Appendix K: Nominees	58
Appendix L: Director and Nominee Ownership of Fund Securities	60
Appendix M: Anticipated Structure of the Consolidated Board and its Committees	61
Appendix N: Director Compensation	63
Appendix O: Officer Information	64
Appendix P: Shares Outstanding as of the Record Date	66
Appendix Q: Beneficial Ownership as of the Record Date	67
Appendix R: Fees Paid to the Independent Registered Public Accountants	68

INTRODUCTION

ING Capital Allocation Fund	ING Global Target Payment Fund	ING Small Company Fund
ING Core Equity Research Fund	ING Large Cap Growth Fund	ING SMID Cap Equity Fund
ING Corporate Leaders 100 Fund	ING Money Market Fund
(each a “Fund,” and collectively, the “Funds”)

What is happening?

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and the parent company of ING Investments, LLC (“ING Investments” or the “Adviser”) and ING Investment Management Co. LLC (“ING IM”), the investment adviser and sub-adviser to each of the Funds (such divestment, the “Separation Plan”). ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Funds are subject to Section 15 the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement including any sub-advisory agreement must terminate automatically upon its “assignment,” includes any transfer of a controlling block of outstanding voting securities in an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. At any such Change of Control Event the advisory and sub-advisory agreements for each Fund will automatically terminate. For more information on the Separation Plan and its effect on the Funds, please see the section entitled “Impact of the Separation Plan.”

In order to ensure that the existing advisory and sub-advisory services provided to the Funds can continue uninterrupted, shareholders are asked to approve the advisory agreement between the adviser, ING Investments, and the Funds as well as sub-advisory agreements for each Fund between ING Investments and ING IM. As part of the same proposals, shareholders are voting to approve these agreements effective upon shareholder approval or the close of the IPO, whichever is later. Shareholders are also asked to approve, under certain circumstances, any future agreements required to be approved as a result of subsequent Change of Control Events that occur in connection with the Separation Plan.

In addition to approving the agreements required in connection with the Separation Plan, shareholders are asked to approve a number of additional proposals which are discussed in more detail in Proposals Three through Six. As discussed in Proposal Three, shareholders are asked to elect 13 nominees to the Board of Directors (the “Board”) of ING Series Fund, Inc. (the “Company”) of which each Fund is a series. In Proposal Four, shareholders of ING Global Target Payment Fund are asked to approve an amendment to the advisory fee schedule that provides for a bifurcated advisory fee and sub-advisory fee. In Proposal Five, shareholders of each Fund are asked to approve a modification to the current “manager-of-managers” policy. Finally, as discussed in Proposal Six, shareholders of ING Money Market Fund are asked to approve changes to its fundamental investment policy governing concentration.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a proxy ballot (“Proxy Ballot”) for a Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Annual Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with their shares.

What Proposals are being considered at the Annual Meeting

The table below describes each proposal and indicates which proposals shareholders of each Fund are asked to approve at the annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders are asked:

Proposal		Funds
1.

To approve a new investment advisory agreement with ING Investments for each Fund prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

All Funds
2.

To approve a new investment sub-advisory agreement between ING Investments and ING IM on behalf of each Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

All Funds
3.	To approve the election of 13 nominees to the Board;	All Funds
4.	To approve a bifurcated advisory fee and sub-advisory fee structure with respect to ING Global Target Payment Fund;	ING Global Target Payment Fund

Proposal		Funds
(“Global Target Payment Fund”)
5.

To approve a modified manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers in addition to unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders;

All Funds
6.	To approve a change in the fundamental investment policy on concentration for ING Money Market Fund; and	ING Money Market Fund
7.

To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

All Funds

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on [February 12, 2013] (the “Record Date”) are eligible to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Annual Meeting. You can vote your shares in person at the Annual Meeting. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

If you require additional information regarding the Annual Meeting, you may contact the Proxy Solicitor toll-free at []. (See “General Information” for more information on the Proxy Solicitor.)

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on [May 6, 2013], at [10:00 A.M.], Local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held at the above location. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, statement of additional information, annual report, and semi-annual report for each Fund is available, without charge on the Internet at http://www.ingfunds.com/lit or by contacting the Funds at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact the Funds at the address or phone number listed above.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveensesweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S. constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the U.S., the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment of ING U.S. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO ING Groep would likely sell its controlling ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of stock. Although the base case of the Separation Plan is one or more offerings of stock, it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser, ING IM, and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and ING IM’s loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly-held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other United States government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on its operations or the Funds and their operations.

Why do the investment advisory and sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company including any sub-advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling interest in an investment adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering.  Indeed, the IPO is not expected to constitute a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and not more than 25% of the outstanding shares of ING U.S. is conveyed to a single person.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing advisory and sub-advisory agreements for each Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board has approved new advisory and sub-advisory agreements for each Fund in connection with the IPO. Shareholders of each Fund are asked to approve these new agreements for each Fund. These agreements are described in Proposals One and Two of this Proxy Statement.

As part of Proposal One and Two, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-

advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory and sub-advisory agreements, and (3) the future advisory and sub-advisory agreements would not be materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed to be effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future advisory and sub-advisory agreements as part of the same vote on new advisory and sub-advisory agreements that have been approved by the Board, which are described later in this proxy statement. This is because the IPO and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep.  Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Funds to maintain the uninterrupted services of the Adviser and their sub-advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement.  Seeking shareholder approval at this time provides shareholders the opportunity to vote when the first significant change in ownership of ING U.S. is expected to occur under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company.  The Adviser and certain of its affiliates have submitted a letter to the staff of the SEC seeking the agreement of the staff that it would not object if the Funds and other investment companies in the complex of investment companies managed by the Adviser or its affiliates (the “ING Fund Complex”) seek shareholder approval for the new and future agreements under the Separation Plan as described in this proxy statement, although there can be no assurance that the SEC staff will agree to this request.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on an advisory agreement, any shareholder approval received at the Annual Meeting may no longer be valid to approve future advisory and sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by ING Investments and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new advisory and sub-advisory agreements to permit ING Investments and ING IM to continue to provide services to the Funds.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory or sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of the investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75 percent of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”) of the new or old investment adviser; and for a two-year period there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75 percent requirement of Section 15(f) and the Adviser has represented to the Board its intent not to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how the Funds are managed?

The Separation Plan is not anticipated to result in any changes to the management of the Funds. If shareholders approve the advisory and sub-advisory agreements in Proposals One and Two, the portfolio managers to each Fund, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the Funds. In addition, the personnel responsible for the management operations of the Funds including the Funds’ officers are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of any Fund; however, the names of the Funds may change to reflect a change in name of ING Investments or ING IM. The brand or company name under which ING U.S. and its subsidiaries will operate is currently being evaluated and will be announced at a later date. Shareholders will be notified of any change in the portfolio managers, the investment objective, the investment strategies, or the name of a Fund.

How will the Separation Plan impact the service providers to the Funds?

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to each Fund. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of September 28, 2012, ING Investments oversees approximately $45.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, ING Investments is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING Investments will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S.. Following the completion of the Separation Plan it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as a sub-adviser to each of the Funds. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 28, 2012, ING IM managed approximately $65.8 billion in assets.

Currently, ING IM is an indirect, wholly owned subsidiary of ING U.S. and ING Groep. After the close of the IPO, ING IM will no longer be wholly owned by ING Groep, but will continue to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix B for a list of the names, addresses, directors, and principal executive officers of ING IM.

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to each Fund. See Appendix C for the amounts paid by each Fund to the Administrator over each Fund’s most recently completed fiscal year.

ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to the Funds. See Appendix C for the fees paid by each Fund to the Distributor over each Fund’s most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, the Administrator and Distributor are indirect, wholly owned subsidiaries of ING U.S. and ING Groep. After the close of the IPO, the Administrator and Distributor will no longer be wholly owned by ING Groep, but will continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL ONE — APPROVAL OF THE PROPOSED ADVISORY AGREEMENT

What is Proposal One?

Shareholders of the Funds are asked to approve a new investment advisory agreement for the Funds with ING Investments (the “Proposed Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events each of which will result in the automatic termination of the advisory agreement between each Fund and ING Investments. Therefore, shareholders are also asked to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements would not be materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed to be effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Funds’ investment adviser?

ING Investments serves as the investment adviser to the Funds pursuant to an advisory agreement between ING Series Fund, Inc. (the “Company”) and ING Investments with respect to each Fund (the “Current Advisory Agreement”). If shareholders approve Proposal One, ING Investments will continue to serve as investment adviser to the Funds. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Advisory Agreement?

The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Advisory Agreement included in Appendix D. The Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for the Funds are anticipated in connection with Proposal One; however, if the shareholders of the ING Global Target Payment Fund approve Proposal Four, the advisory fee schedule for ING Global Target Payment Fund will change as described in Proposal Four. Appendix E includes the fee schedules for each Fund. Appendix F provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed Advisory Agreements are anticipated in connection with Proposal One.

Both the Current and Proposed Advisory Agreements appoint ING Investments to provide advisory, management, and other services to each Fund. Specifically, in accordance with each Fund’s investment objective(s) and policies, ING Investments shall provide general investment advice and guidance and oversee the management of the investments of each Fund and the composition of its portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof. Additionally, both the Current and Proposed Advisory Agreements provide that ING Investments shall provide advice and guidance to the Board and render such periodic reports as the Board may reasonably request.

Both the Current and Proposed Advisory Agreements provide that ING Investments shall make its officers and employees available for consultation and discussions regarding the administration and management of the Funds and its services to the Board and officers the Funds.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint other investment advisory firms (each a “Sub-Adviser”) are anticipated in connection with Proposal One. Both the Current and Proposed Advisory Agreements for the Funds permit ING Investments to delegate certain advisory and management services to Sub-Advisers.

Both the Current and Proposed Advisory Agreements provide that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to a Fund and to engage such Sub-Adviser, at the expense of ING Investments. Both the Current and Proposed Advisory Agreements provide that ING Investments shall: periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the applicable Fund; monitor the Sub-Adviser for compliance with the investment objective(s), policies and restrictions of the applicable Fund, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and other applicable law; and supervise Sub-Advisers with respect to the services that such Sub-Adviser provides under its portfolio management agreements on behalf of a Fund. Furthermore, ING Investments shall, if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under both the Current and Proposed Advisory Agreement.

The Proposed Advisory Agreement identifies additional services that ING Investments provides with respect to Sub-Advisers. Specifically, ING Investments shall: (1) prepare and present periodic reports to the Board regarding the investment performance and other information regarding the Sub-Adviser; (2) review and consider any changes in the personnel, ownership or senior management of the Sub-Adviser; (3) perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser; (4) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of the Sub-Adviser Agreement; and (5) identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Advisory Agreement does not contain similar specific terms.

The Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional unaffiliated Sub-Adviser or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of the Fund’s shareholders (the “Existing Relief”). The Funds will notify shareholders of any change in the identity of a Sub-Adviser of the Funds, the addition of a Sub-Adviser to the Funds, or any change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the names of the Funds and their investment strategies may also change.

In January 2013, the Funds and ING Investments and certain of their affiliates filed an application with the SEC that would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned Sub-Advisers, without shareholder approval. In Proposal Five, shareholders are asked to approve the Funds, reliance on this amended exemptive relief in the event it is ultimately granted by the SEC. For more information please see Proposal Five.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Advisory Agreements are anticipated in connection with Proposal One.

Both the Current and Proposed Advisory Agreements provide that neither ING Investments, nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments obligations and duties. Furthermore, neither ING Investments, nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Advisers’ stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered, except by reason of willful misfeasance, bad faith, or negligence in the performance of ING Investments’ duties, or by reason of reckless disregard of ING Investments’ obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those directors who are neither parties to the Proposed Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct review and approval process and cycle.

Termination. The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Fund on sixty days’ written notice to ING Investments, or by ING Investments on sixty days’ written notice to a Fund. The Current Advisory Agreement provides for the same terms with respect to termination as the Proposed Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review and approval process and cycle.

For more information on when the Current Advisory Agreement was last approved by shareholders, please see Appendix E.

What is the recommendation of the Board?

Based upon its review and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors present at its January 9, 2013 meeting, approved the Proposed Advisory Agreement and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Funds’ shareholders vote “FOR” Proposal One. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Advisory Agreement by shareholders of a Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Fund will vote separately on Proposal One and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of a Fund do not approve the Proposed Advisory Agreement and no Change of Control Event occurs, ING Investments would continue to serve as adviser to a Fund under the Current Advisory Agreement and any existing sub-adviser would continue to be able to serve as sub-adviser to a Fund under the current sub-advisory agreement.

If shareholders do not approve the Proposal and a Change of Control Event occurs, the Current Advisory Agreement and current sub-advisory agreement would terminate. Consequently ING Investments would not be able to serve as adviser or enter into any sub-advisory agreement for a Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, liquidation of the Fund, or the reorganization of the Fund with and into another investment company in the ING Fund Complex.

PROPOSAL TWO — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is Proposal Two?

Shareholders of the Funds are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed Sub-Advisory Agreement”) to ensure that existing sub-advisory services can continue uninterrupted through the implementation of the Separation Plan. The Proposed Sub-Advisory Agreement would be effective upon shareholder approval or the close of the IPO, whichever is later.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation is likely to result in one or more Change of Control Events each of which will result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments. Therefore, shareholders are also asked to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) the sale of common stock of ING U.S. is broadly distributed with no single person acquiring more than 25% of ING U.S.’s outstanding voting securities; (2) the Board approves the future sub-advisory agreements, and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements will be deemed to be effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Funds’ Sub-Adviser?

ING IM serves as the investment sub-adviser to each Fund pursuant to an advisory agreement between the Fund and ING IM (the “Current Sub-Advisory Agreement”). If shareholders approve Proposal Two, ING IM will continue to serve as investment sub-adviser to the Fund. For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix G. The Proposed Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for the Funds are anticipated in connection with Proposal Two. ING Investments and not the Funds is responsible for paying any fees due under the Proposed Sub-Advisory Agreement. Appendix H includes the sub-advisory fee schedules for each Fund. Appendix I provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed Sub-Advisory Agreements are anticipated in connection with Proposal Two.

Both the Current and Proposed Sub-Advisory Agreements appoint ING IM to act as the investment adviser and manager to each Fund and provide its services in accordance with each Fund’s investment objective(s), policies, and restrictions. Specifically, subject to the supervision of the Board, ING IM will provide a continuous investment program for each Fund and determine in its discretion the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Fund, ING IM shall make decisions for the Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Sub-Advisory Agreements are anticipated in connection with Proposal Two. Both the Current and Proposed Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who, controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Proposed Sub-Advisory Agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current

Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon sixty days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of a Fund; or (3) ING Investments. ING IM may terminate the Proposed Sub-Advisory Agreement at any time, without the payment of any penalty upon three months written notice unless the Fund or ING Investments’ requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed Sub-Advisory Agreement. The Current Sub-Advisory Agreement provides for the same terms with respect to term termination as the Proposed Sub-Advisory Agreement.

For more information on when the Current Sub-Advisory Agreement was last approved by shareholders, please see Appendix H.

What is the recommendation of the Board?

Based upon its review and after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at its January 9, 2013 meeting, approved the Proposed Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that each Fund’s shareholders vote “FOR” Proposal Two to appoint ING IM as Sub-Adviser to the Funds and implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Sub-Advisory Agreement by shareholders of a Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Fund will vote separately on Proposal Two and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If shareholders of a Fund do not approve the Proposed Sub-Advisory Agreement and if no Change of Control Event occurs, ING IM would continue to serve as sub-adviser under the Current Sub-Advisory Agreement. If the shareholders of a Fund do not approve the Proposal, and if a Change of Control Event occurs, the Current Sub-Advisory Agreement would terminate. In that event, ING IM would not be able to serve that Fund as a Sub-Adviser under the Proposed Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different Sub-Adviser, or direct management by ING Investments.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn will result in the automatic termination of each of the Current Advisory Agreements and Current Sub-Advisory Agreements (collectively, the “Current Agreements”). The decision by the Board, including a majority of the Independent Directors, to approve the Proposed Advisory Agreements and the Proposed Sub-Advisory Agreements (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of the Funds was based on a determination by the Board that it would be consistent with the interests of the shareholders of each Fund for ING Investments and ING IM to continue providing investment advisory, sub-advisory and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

Prior to taking any action to approve the Proposed Agreements, the Board, acting primarily through its Contracts Committee, conducted a thorough review of the quality, extent and nature of the services currently being provided by ING Investments and ING IM under the Current Agreements and to be provided under the Proposed Agreements. The Contracts Committee is a committee comprised of all of the Independent Directors and exclusively of the Independent Directors. A substantial portion of this review was conducted as part of, and in conjunction with, the Contracts Committee’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth in Appendix J to this Proxy Statement.

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in Appendix J, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements; (2) the performance of the Funds; (3) the management fees, sub-advisory fees and other expenses of the Funds; (4) the profits realized by ING Investments and its affiliates from operating the Funds; and (v) the extent to which benefits from economies of scale can be expected to be realized by the Funds, ING Investments and its affiliates as assets of the Funds grow.

In addition to the information identified in Appendix J, the Contracts Committee requested and evaluated other information relating to the potential impact of implementation of the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and ING IM. Among other things, the Contracts Committee, acting through its independent legal counsel (“Independent Counsel”), prepared and delivered to ING Investments written inquiries regarding the IPO, the Separation Plan, and the potential impact of the IPO and the Separation Plan on the Funds, if any, and on the business and operations of ING U.S. and its affiliated entities, including ING Investments and ING IM. Written and oral responses to these inquiries were received and considered by the Contracts Committee prior to making its recommendations to the Board.

In connection with its consideration of the Proposed Agreements, the Contracts Committee reviewed the preliminary registration statement on Form S-1 of ING U.S. filed with the SEC on November 9, 2012 (the “S-1 Registration”) relating to the proposed IPO and participated in meetings with senior management of ING U.S., ING Investments and ING IM regarding the information presented in the S-1 Registration and related matters. Among other things, the Contracts Committee considered the arrangements anticipated to be in place between ING Groep and ING U.S. during the course of the Separation Plan, the anticipated use of the potential proceeds that may be realized from the IPO and potential capital structure of ING U.S. following the IPO, as well as the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by subsidiary insurance companies of ING U.S. To assist them in their review and consideration of the S-1 Registration and related matters, the Independent Directors retained the services of special independent counsel (“Special Counsel”), which had retained the services of an independent investment banking firm with extensive experience relating to business operations of the type to be conducted by ING U.S. The Independent Directors met with Independent Counsel, Special Counsel and the investment banking firm retained by Special Counsel to discuss and consider ING U.S.’s anticipated business plan and capitalization (as presented in the S-1 Registration and related information provided by ING Investments and its affiliates), including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization requirements.

During the course of their consideration of the Current Agreements and the Proposed Agreements, the Independent Directors met with senior management representatives of ING U.S. and received information regarding (1) the anticipated management and organizational structure of ING U.S. and its affiliates, (2) the anticipated capital structure of ING U.S. following the IPO and during the implementation of other components of the Separation Plan, (3) the lines of business in which ING U.S. is expected to operate following the IPO, and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of ING Investments and ING IM. In addition, beginning in 2011 and periodically throughout 2012, the Independent Directors met with and received reports from senior management of ING Investments and its affiliates regarding, among other things, the financial condition and results of operations of ING U.S. and its investment management line of business, organizational and personnel changes within ING U.S. and actions being taken by ING U.S. in preparation for the proposed IPO and implementation of the Separation Plan. The Independent Directors also received and reviewed copies of financial statements of ING U.S. as and when such statements became publicly available, including most recently the financial statements of ING U.S. for the quarter ended September 30, 2012.

The Contracts Committee received and reviewed copies of the Proposed Agreements and determined that the terms of the Proposed Agreements, including the fees payable thereunder, are materially the same as, and in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements. In this regard, the Contracts Committee received assurances from ING Investments and its affiliates that additional contractual undertakings relating to the waiver of fees, the reimbursement of expenses and the maintenance of limitations on the total expense of certain Funds, as previously provided by ING Investments and its affiliates in connection with the approval of the Current Agreements, would continue upon the effectiveness of the Proposed Agreements. The Contracts Committee also concluded that differences between the initial term of the Proposed Agreements (two years) and the term of the Current Agreements (one year) are immaterial to the Funds because, among other reasons, under the Proposed Agreements the Board will continue to have the authority to terminate any Proposed Agreement without penalty upon 60 days’ notice, should the need arise.

In reliance upon advice of Independent Counsel, the Contracts Committee concluded that a Change of Control Event of the type contemplated by the Separation Plan would result in a termination of the Current Agreements and that approval of the Proposed Agreements by the Board (including a majority of the Independent Directors) and shareholders would be appropriate for the Funds to continue receiving investment management services from ING Investments and ING IM after such a Change of Control Event. The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by ING Investments and its counsel that ING Investments is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Based upon information provided by ING Investments and its affiliates and related representations regarding the immediate and long-term business plans of ING U.S., the Contracts Committee concluded that (1) ING Investments and ING IM can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements and (2) the Separation Plan is not expected to result in any changes to (A) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds, or (B) the investment objective of, or the principal investment strategies used to manage, any of the Funds. Consistent with these expectations, the Board received assurances from ING U.S. that it is committed to maintaining appropriate levels of overall staffing and ongoing resources and service quality for ING Investments, ING IM and other affiliates providing services for the Funds and that ING U.S. will not take any action during implementation of the Separation Plan to significantly reduce the levels of these resources prior to reviewing the anticipated action with the Board. In addition, the Board noted that ING U.S. will have an incentive to allocate appropriate resources to support these businesses in light of the importance of the asset management operations to the overall success of ING U.S., as described in the S-1 Registration, and that ING U.S. has already taken steps to retain key investment and other management personnel, including the establishment of incentive compensation arrangements that vest over time.

Throughout the review process, the Independent Directors, each of whom serves as a member of the Contracts Committee and all other committees of the Board, were assisted by Independent Counsel and relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Proposed Agreements and the weight to be given to each such factor.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 9, 2013, the Board, including all of the Independent Directors, acting on the recommendation of the Contracts Committee, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. The conclusions reached by the Contracts Committee and the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

PROPOSAL THREE — ELECTION OF THE DIRECTORS

The Board has nominated 13 individuals (each a “Nominee,” and collectively, the “Nominees”) for election as directors or trustees of the Registrant. Shareholders are asked to elect the Nominees as Directors, effective on or about [May 21, 2013] (the “Election Effective Date”), each to serve until his or her death, resignation or retirement or until their successor is duly elected and qualified.

The Nominees are Albert E. DePrince, Jr., Martin J. Gavin, Russell H. Jones, Joseph E. Obermeyer and Shaun P. Mathews, each of whom currently serves as a member of the Board, and Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom currently serves as a director or trustee of other boards (collectively, the “Other Board”) in the ING Fund Complex. Each Nominee, other than Mr. Mathews, is an Independent Director/Trustee of the Registrant, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Directors.” Additional information regarding each Nominees is set forth below.

Proposal Three is part of an effort by the members of the Board and the members of the Other Board to consolidate the membership of all boards of directors and trustees with oversight responsibility the ING Funds. As part of this effort, meetings of the shareholders of all investment companies in the ING Fund Complex (the “ING Funds”) have been called to act upon similar proposals to elect the same individuals as directors or trustees of their respective boards. If Proposal Three and these other similar proposals are approved by shareholders, upon the Election Effective Date, all ING Funds will be governed by boards comprised of the same individuals (the “Consolidated Board”).

The proposal to establish the Consolidated Board for all ING Funds is the culmination of more than 18 months of discussions among the members of the Board and the members of the Other Board, during which these directors and trustees evaluated best practices for governance of the ING Fund Complex. Ultimately, the Board determined that the Funds will benefit from the establishment of the Consolidated Board to oversee the operations of the Funds (and other ING Funds). Among other things, the Board concluded that the establishment of the Consolidated Board can be expected to: (1) promote transparency and effective communications across all boards in the ING Fund Complex, consistent with preserving the quality of the decision-making processes of the Board; (2) further strengthen the bargaining position of the Board when interfacing with management and other service providers of the Funds; (3) result in a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the cost of such services to the Funds over time; and (4) improve the long-term prospects for attracting and retaining qualified individuals to serve as Independent Directors of the Company. In addition, the Board determined that the Funds will benefit from the particular skill sets and other attributes of those Nominees who currently serve as members of the Other Board, which individuals are knowledgeable of the role performed by Independent Directors of a mutual fund and are familiar with the specific entities and individuals responsible for managing the day-to-day operations of the Funds.

Prior to taking action to nominate each of the Nominees, members of the Board and members of the Other Board discussed the committee structure that would be best suited to oversee the operations of the Funds and other ING Funds under the Consolidated Board. Among other things, they discussed the manner in which responsibilities would be allocated among committees and the identity of the individuals who would serve initially as members of each committee and as chairpersons of the Consolidated Board and the committees. In considering these matters, the Board recognized that, as of December 31, 2012, the ING Fund Complex is comprised of approximately 174 funds with aggregate assets of approximately $[] billion that are managed by approximately 40 investment advisers and sub-advisers. The Board concluded that, by expanding the size of the Board to include 12 Independent Directors, the Board will have increased flexibility to operate with committees of fewer than all of the Independent Directors, consistent with the existing committee structure of the Other Board, and that the current committee structure of the Other Board is well-suited for use by the Board in overseeing the operations of the Funds for the foreseeable future. Additional information regarding the current committee structure of the Consolidated Board and proposed committee structure of the Consolidated Board is set forth below.

The members of the Board and the Other Board also discussed and agreed upon a common retirement policy for the Consolidated Board to be effective upon the Election Effective Date, the structure and amount of the compensation to be paid to members of the Consolidated Board and a variety of related governance matters. Consistent with the adoption of the governance structure of the Other Board, the Board and the Other Board also discussed and agreed upon a common compensation structure, which will be the same as the current compensation structure of the Other Board. Additional information regarding these matters is set forth below.

The members of the Board also considered the benefit to the Funds and other ING Funds of calling a meeting of shareholders to elect the Nominees at this time, when all ING Funds are otherwise required to hold shareholder meetings in connection with the Separation Plan. In that regard, the Board noted that ING U.S. has agreed to pay all costs associated with holding these shareholder meetings, including the costs associated with taking action on Proposal Three (and similar proposals by other ING Funds).

Prior to taking action to nominate each of the Nominees, the Nominating Committee of the Board reviewed the qualifications, experience and background of each of the Nominees. Neither the Nominating Committee nor the Board has established any specific qualifications that must be met to be considered for nomination as an Independent Director; however, the Nominating Committee has identified certain factors to consider. Such factors include: (1) the candidate’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the candidate as a director or senior officer of other public companies; (3) the candidate’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the candidate and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (6) the candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act; and (7) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Neither the Nominating Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as Independent Directors. Rather, as a matter of practice, the Nominating Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Based upon all of the foregoing considerations, the Nominating Committee recommended each of the Nominees to the Board as a candidate for election as a Director. At a meeting of the Board held on January 9, 2013, after discussion and further consideration of these matters, the Board voted to nominate each of the Nominees for election by shareholders. Each Nominee has consented to be named in the Proxy Statement and to serve as a Director if elected.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each of the Nominees. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Company, reviewing contractual arrangements with companies that provide services to the Funds, and review Fund performance. Among the attributes or skills common to all Nominees are their ability to (1) review critically, evaluate, question, and discuss information provided to them; (2) interact effectively with the other Trustees, the Adviser, other service providers, counsel, and independent registered public accounting firm; and (3) exercise effective and independent business judgment in the performance of their duties as Director. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Independent Nominees

Colleen D. Baldwin has been a board member of other ING Funds since 2007. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a board member of other ING Funds since 2005. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. degree from Princeton University.

Patricia W. Chadwick has been a board member of other ING Funds since 2006. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a [  ].

Dr. Albert E. DePrince, Jr. has been a Director of the Company and other ING Funds since 1998, and has been the Independent Chairperson of the Board and the Chairman of the Contracts Committee since 2009. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including twelve years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance and monetary policy.

Peter S. Drotch has been a board member of other ING Funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch also is a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a board member of other ING Funds since 2002. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and J.D. from the University of Iowa.

Martin J. Gavin has been a Director of the Company and other ING Funds since 2011, and previously served as a Director of the Company and other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a Director of the Company and other ING Funds, and is currently the Chairperson of the Compliance Committee. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a board member of other ING Funds since 2005. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.S. degree from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a Director of the Company and other ING Funds since 2003, and is currently the Chairperson of the Audit Committee and Vice-Chairperson of the Contracts Committee. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a board member of other ING Funds since 2006. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a board member of other investment companies in the ING Fund Complex since 2002. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive committee. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr. Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Interested Nominees

Shaun P. Mathews has been a Director of the Company and a board member of other ING Funds since 2007. He also is President and Chief Executive Officer of ING Investments (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each Nominee can be found in Appendix K.

How long will the Directors serve on the Board?

If elected, each Nominee will serve as a Director until such individual’s death, resignation or retirement or until the election and qualification of a successor. If a Director sooner dies, resigns or retires the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Independent Directors have adopted a policy which is currently in effect requiring each Independent Director to retire from the Board as of the latter of: (1) the March 31 next occurring after the Independent Director attains the age of 72; and (2) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72. The retirement policy may, at any time, be suspended by vote of a majority of the Independent Directors, which suspension occurred effective April 22, 2010.

The current retirement policy will expire upon the Election Effective Date. The Independent Directors have adopted a new retirement policy to be effective on the Election Effective Date requiring each Independent Directors/Trustee to retire, without further action on the part of the Independent Director or the Board as of the close of business on December 31 of the calendar year in which such Independent Director attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Directors, the Retirement Date for an Independent Director may be extended to a later date if, as a result of such retirement, the Registrant would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Director shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Directors).

Do the Independent Directors and Nominees own shares of the Funds or certain affiliate entities?

The Board has adopted a policy (the “Investment Policy”) whereby each Independent Director is required to invest, directly or indirectly, at least $100,000 (at cost) in one or more funds under the purview of the Board within a three-year time period after becoming an Independent Director. The Board believes that the Investment Policy further aligns the interests of the Independent Directors with those of shareholders and, therefore, enhances the ability of the Independent Directors to represent the interests of shareholders.

Appendix L provides the dollar value of all shares of each Fund and of all ING Funds held directly or indirectly by each Nominee as of a recent date. [To the best of the Funds’ knowledge, as of [February 12, 2013], no Independent Director or Nominee owned 1% or more of the outstanding shares of any class of a Fund, and the Independent Directors, Nominees and Officers of the Funds owned, as a group, less than 1% of the shares of each class of each Fund.] [As of [February 12, 2013], none of the Independent Directors, Nominees, or their immediate family members owned any shares of ING Investments or principal underwriter or of any entity controlling, controlled by or under common control with ING Investments or principal underwriter of the Funds (not including registered investment companies).]

How is the Board Structured?

Overall responsibility for oversight of the Company and the Funds rests with the Board. The Board has engaged ING Investments to manage the Funds on a day-to-day basis. The Board is responsible for overseeing ING Investments and other service providers in the operation of the Company in accordance with the provisions of the 1940 Act, the applicable provisions of state law, other applicable laws and the Company’s charter and By-laws. The Board is currently composed of six members, five of whom are Independent Directors, who have varied experiences, attributes and skills. The Board currently conducts regular meetings four (4) times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. As discussed below, the Board has established four committees to assist the Board in performing its oversight responsibilities.

Under the terms of the charter of the Contracts Committee, the Independent Director selected to serve as the Chairperson of the Contracts Committee also serves as the chairperson of the Board (the “Independent Chairman”). The Independent Chairman serves as an advocate for the other Independent Directors in communications with management on a broad range of matters and as a liaison with service providers, officers, attorneys, and other Directors generally between meetings of the Board. The Independent Chairman may perform such other functions as may be provided by the Board from time to time, including participation in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The designation of an individual as the Independent Chairman does not impose on such Independent Director any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board believes that the current leadership structure of the Board is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors and the full Board in a manner reasonably designed to enhance effective oversight by the Board. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Company and the Funds.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the ING Investments, the Sub-Advisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. ING Investments, the Sub-Advisers and other service providers each have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. Risk oversight forms part of the Board’s general oversight of the Company and the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company and the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, ING Investments, the Sub-Advisers, the Chief Compliance Officer (“CCO”) of the Funds, the independent registered public accounting firm for the Funds, ING Investments’ Chief Risk Officer, and internal auditors for ING Investments and its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its Contracts Committee, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a CCO who oversees the testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of ING Investments, has approved and periodically reviews valuation policies applicable to valuing Fund shares and has established a valuation committee of Directors. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Board Committees

As noted above, the Board has established a standing Contracts Committee, a standing Audit Committee, a standing Compliance Committee, and a standing Nominating Committee to assist the Board in the oversight and direction of the business and affairs of the Company and the Funds. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director. Each of the Committees is comprised solely of all the Independent Directors.

Audit Committee. The Board has established an Audit Committee whose function includes, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of five Independent Directors. The following Directors serve as members of the Audit Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer currently serves as Chairperson and Mr. Gavin currently serves as Vice Chairperson of the Audit Committee. The Audit Committee meets regularly four times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held four meetings during the calendar year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee whose function is to provide a forum for the members to consider, evaluate and make recommendations to the full Board concerning: (1) contractual arrangements with service providers to the Funds; (2) matters in which ING Investments or any affiliated entity has an actual or potential conflict of interest with the Funds or their shareholders; (3) the performance of the Funds and investment strategies used in managing the portfolios of the Funds; and (4) a variety of governance related matters. Annually, the Contracts Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the effectiveness of the Board in overseeing the number of Funds under its purview. As part of the annual self-evaluation, the Contracts Committee reviews the mix of experience, attributes and skills of the Directors. The Contracts Committee currently consists of five Independent Directors. The following Directors serve as members of the Contracts Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Dr. DePrince currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee meets regularly six times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held seven meetings during the calendar year ended December 31, 2012.

Nominating Committee. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of five Independent Directors. The following Directors serve as members of the Nominating Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer serves as Chairperson of the Nominating Committee. When considering potential nominees to fill vacancies on the Board, the Nominating Committee reviews the mix of experience, attributes and skills of the Directors. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Funds) in writing to the Nominating Committee, c/o the Secretary of the Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder must contain information for the Nominating Committee to make an assessment of the candidate’s suitability for the position of Independent Director. The Nominating Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Nominating Committee held [no] meetings during the calendar year ended December 31, 2012.

Compliance Committee. The Board has established a Compliance Committee for the purposes of: (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds; and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of five Independent Directors. The following Directors serve as members of the Compliance Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Jones currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets regularly four times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four meetings during the calendar year ended December 31, 2012.

Indemnification of Directors

Each Director is entitled to be indemnified and held harmless by the Company from and against liabilities and expenses (“Liabilities”) the Director may incur by reason of serving as a Director, other than Liabilities the Director would otherwise be subject to by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of duties (referred to as “Disabling Conduct”).  The Company maintains errors and omissions and officers and directors liability insurance for the benefit of the Company and its officers and Director (“D&O Insurance”).  Under the terms of the D&O Insurance, the Company is entitled to recover amounts paid by the Company to indemnify the Director for Liabilities, subject to a deductible applicable to each claim (the “Deductible”) and limitations on the aggregate amount of coverage.  In circumstances in which the Company  is unable to indemnify a Director for Liabilities (e.g., if the Company has no assets), the Director is entitled to make a claim directly under the D&O Insurance, which claim is not subject to the Deductible. An affiliate of ING Investments has undertaken to indemnify the Company and the Independent Directors with respect to Liabilities to the extent a party cannot recover amounts under the D&O Insurance because of the Deductible.  In addition, ING Investments has provided assurances to the Independent Directors that ING Investments or an affiliate will enter into an agreement to indemnify and hold harmless each Independent Director from and against Liabilities that may arise in connection with a civil claim brought against the Independent Director arising from disclosure in the Company’s registration statement.  The indemnification would apply only if (1) protection for the Liabilities is not available to the Independent Director from the Company or under the D&O Insurance, (2) the Independent Director has not engaged in Disabling Conduct, and (3) such indemnification is otherwise allowable under applicable law.

How will the committee structure change upon the creation of the Consolidated Board?

As noted above, the Board has determined that the committee structure currently utilized by the Other Board is well suited for oversight of the operations of the Funds and other funds in the ING Fund Complex. Accordingly, it is anticipated that, on or after the Election Effective Date, the Consolidated Board will take action to establish the same committee structure with respect to the Funds (the “New Committee Structure”). As part of the New Committee Structure, the Consolidated Board is expected to establish the following Committees: an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Review Committee for Domestic Equity Funds, an Investment Review Committee for International/Balanced/Fixed Income Funds, and a Nominating and Governance Committee. A description of each committee (and the anticipated membership of such committees) is set forth in Appendix M to this Proxy Statement.

What are the Directors paid for their services?

Each Fund pays each Independent Director a pro rata share: (1) an annual retainer of $66,000; (2) $7,500 for each in person meeting of the Board; (3) $7,500 for each Contracts Committee attended in person; (4) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (5) $2,500 per telephonic meeting; (6) $50,000 annual fee to the Chairperson of the Contracts Committee (who also serves as the Independent Chairman), $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (7) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the ING Funds for which the Directors serve in common as Directors.

Beginning on or about the Election Effective Date, it is anticipated that each Fund will pay a pro rata share (as described below) of the following compensation: (1) an annual retainer of $200,000; (2) an additional annual retainer of $80,000 to the Chairperson of the Board; (3) an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000 to the chairpersons of the Nominating and Governance Committee, Investment Review Committee for Domestic Equity Funds, Contracts Committee, Audit Committee, Investment Review Committee for International/Balanced/Fixed Income Funds, and Compliance Committee (each as described in Appendix M), respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by each Fund will be based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the ING Fund Complex.

Appendix N details the compensation paid to the Directors by each Fund and by all the ING Funds.

How often does the Board meet?

The Board currently conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings.

Consistent with current practices of the Other Board, the Consolidated Board is expected to meet eight times a year. It is anticipated that six of these regular meetings will consist of sessions held over a two-day period and two of these meetings will consist of one-day sessions. In addition, during the course of the year, the Consolidated Board and many of its committees may hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meetings.

Who are the officers of the Company?

The Company’s officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Company, together with such person’s position with the Company and principal occupation for the last five years, are listed in Appendix O.

What are the officers paid for their services?

The Funds do not pay their officers for the services they provide to the Funds. Instead, the officers who are also officers or employees of ING Investments or its affiliates, are compensated by ING Investments or its affiliates.

What is the required vote?

Shareholders of each series of the Company will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by the affirmative vote of a plurality of the shares of the Company voting at the Annual Meeting at which a quorum is present. Shareholders who vote “FOR” Proposal Three will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the Proxy Ballot.

What is the Board’s Recommendation

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Directors, approved the nomination of each of the Nominees.  The Board is recommending that the Shareholders vote “FOR” each of the Nominees.

PROPOSAL FOUR — APPROVAL OF A BIFURCATED ADVISORY FEE

ING Global Target Payment Fund (“Global Target Payment Fund”)

What is Proposal Four?

Shareholders of Global Target Payment Fund are asked to approve a new investment advisory fee and sub-advisory fee structure (the “Bifurcated Fee Structure”), which would modify the fees paid by Global Target Payment Fund to ING Investments as well as the fees paid by ING Investments to ING IM. Under the proposed Bifurcated Fee Structure, the current fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher fee would be charged on assets invested in other types of securities (“Direct Investments”). Direct Investments include, but are not limited to, securities issued by investment companies outside the ING Fund Complex, including exchange traded funds (“ETFs”); securities issued by non-mutual fund issuers, such as operating companies; and certain derivative instruments.

The Bifurcated Fee Structure is proposed in connection with a recent change in Global Target Payment Fund’s principal investment strategies which permits Global Target Payment Fund to invest to a greater extent in Direct Investments, specifically ETFs. If shareholders approve Proposal Four, the Bifurcated Fee Structure would be implemented immediately.

What is the proposed Bifurcated Fee Structure?

Currently, Global Target Payment Fund pays an advisory fee equal to 0.08% of the Fund’s average daily net assets (the “Asset Allocation Advisory Fee”). If Proposal Four is approved by shareholders, Global Target Payment Fund will pay an advisory fee equal to 0.08% of the Fund’s average daily net assets invested in Underlying Funds and 0.30% of the Fund’s average daily net assets invested in Direct Investments (the “Bifurcated Advisory Fee”). If shareholders approve the Bifurcated Fee Structure, the Adviser is contractually obligated to limit expenses to 1.30%, 2.05%, 1.05%, 1.55% and 1.05% for Class A, Class C, Class I, Class R, and Class W, respectively, through at least March 1, 2018; the obligation would include Acquired Fund Fees and Expenses, but would not extend to interest, taxes, brokerage commissions, and extraordinary expenses. Under this contractual obligation, it is anticipated that under most potential investment scenarios, but not all scenarios, Global Target Payment Fund’s ordinary operating expenses including, Acquired Fund Fees and Expenses, will not increase so long as the contractual commitment to limit expenses is in place. After March 1, 2018, the annual fund operating expenses may increase.

ING Investments and not Global Target Payment Fund is responsible for paying any sub-advisory fees. Currently, ING Investments pays a sub-advisory fee equal to 0.036% of the Fund’s average daily net assets (the “Asset Allocation Sub-Advisory Fee”). If shareholders approve Proposal Four, ING Investments would pay a sub-advisory fee equal to 0.036% of the Fund’s average daily net assets invested in Underlying Funds and 0.135% of the Fund’s average daily net assets invested in Direct Investments (the “Bifurcated Sub-Advisory Fee”).

The table below shows both the current expenses as of February 29, 2012, and the estimated expenses of Global Target Payment Fund assuming that Proposal Four is approved by shareholders.

Annual Fund Operating Expenses

	Class A				Class C				Class I				Class R				Class W
	Current		Proposed(1)		Current		Proposed(1)		Current		Proposed(1)		Current		Proposed		Current		Proposed(1)
	%		%		%		%		%		%		%		%		%		%
Management Fees	0.08		0.12		0.08		0.12		0.08		0.12		0.08		0.12		0.08		0.12
Distribution and/or Shareholder Services (12b-1) Fees	0.25		0.25		1.00		1.00		None		None		0.50		0.50		None		None
Administrative Services Fees	0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10		0.10
Other Expenses	0.30		0.30		0.30		0.30		0.28		0.28		0.30		0.30		0.30		0.30
Acquired Fund Fees and Expenses	0.82		0.82		0.82		0.82		0.82		0.82		0.82		0.82		0.82		0.82
Total Annual Fund Operating Expenses	1.55	(2)	1.59	(2)	2.30	(2)	2.34	(2)	1.28	(2)	1.32	(2)	1.80	(2)	1.84	(2)	1.30	(2)	1.34	(2)
Waivers and Reimbursements	(0.25	)(3)	(0.29)		(0.25	)(3)	(0.29)		(0.23	)(3)	(0.27)		(0.25	)(3)	(0.29)		(0.25	)(3)	(0.29)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.30		1.30		2.05		2.05		1.05		1.05		1.55		1.55		1.05		1.05

(1)             Expense ratios have been adjusted to reflect proposed contractual rates. The proposed Management Fee was calculated based on an estimated investment of 20% of the Fund’s assets in Direct Investments.

(2)            Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)             ING Investments is contractually obligated to limit expenses to 1.30%, 2.05%, 1.05%, 1.55%, and 1.05% for Class A, Class C, Class I, Class R, Class W, respectively, through March 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or ING Investments upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by ING Investments within 3 years.

Were there changes to the investment strategy of Global Target Payment Fund?

Yes. On December 12, 2012 ING Investments recommended and the Board approved a change in the principal investment strategies of Global Target Payment Fund permitting the Fund to invest up to 20% of its assets in ETFs. Prior to this change, the amount of ETFs that Global Target Payment Fund could invest in was limited by the 1940 Act. Subject to certain exceptions, Section 12(d) (1)(A) of the 1940 Act prohibits a fund from acquiring shares of another fund (including an ETF) if, immediately after the acquisition, the shares acquired represent more than 3% of the total outstanding voting stock of the acquired fund, more than 5% of the total assets of the acquiring fund, or, together with the securities of any other fund, more than 10% of the total assets of the acquiring fund. In 2005, the SEC granted exemptive relief from the requirements of Section 12(d)(1)(A) to the ING Funds; however, Global Target Payment Fund has not relied on this relief since the Fund did not invest in ETFs in excess of the limits in Section 12(d)(1)(A). At the December 2012 meeting, the Board also approved reliance on this exemptive order by Global Target Payment Fund in order to facilitate the strategy change.

Why is the Bifurcated Fee Structure proposed?

As noted above, Global Target Payment Fund currently pays the Asset Allocation Advisory Fee and ING Investments pays the Asset Allocation Sub-Advisory Fee with respect to all assets, including those invested in Direct Investments. The current fee structure was designed prior to the recent strategy change which permits Global Target Payment Fund to invest to a greater extent in Direct Investment strategies rather than primarily investing in a discrete set of Underlying Funds. The current fee structure was designed to compensate ING Investments and ING IM in two ways: (1) Global Target Payment paid the Asset Allocation Advisory Fee to ING Investments and ING Investments paid the Asset Allocation Sub-Advisory Fee to ING IM; and (2) the Underlying Funds, in which Global Target Payment Fund invests paid advisory fees to ING Investments or its affiliates for managing Underlying Funds.

When Global Target Payment Fund invests in Direct Investments, ING Investments and ING IM are providing services different in nature than allocating assets to Underlying Funds. The current fee structure contemplates that ING Investments and ING IM will be compensated for Direct Investment management only at the Underlying Fund level. Under the current fee structure when Global Target Payment Fund invests in Direct Investments, ING Investments and ING IM are not compensated at a rate that is commensurate with the level of services being provided in managing those Direct Investments. The proposed bifurcated fee structure recognizes that the strategy ING Investments and ING IM employ in allocating assets to Underlying Fund investments differs from the services that it performs in selecting other types of portfolio securities, and compensates ING Investments and ING IM for such services.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at its December 12, 2012 meeting, approved the Bifurcated Fee Structure and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Global Target Payment Fund’s shareholders vote “FOR” Proposal Four to approve the Bifurcated Fee Structure.

What factors were considered by the Board?

At a meeting held December 12, 2012, the Board, including all of the Independent Directors, voted to approve (1) an amendment to the fee schedule to the investment advisory agreement between ING Investments and the Company with respect to Global Target Payment Fund to provide that Global Target Payment fund will pay ING Investments (a) the Current Fee with respect to assets invested in Underlying Funds, and (b) the Bifurcated Fee with respect to assets invested in Direct Investments (collectively, the “Bifurcated Fee Structure”), and (2) a similar amendment to the fee schedule to the sub-advisory agreement between ING Investments and ING IM with respect to Global Target Payment Fund. The review of the Bifurcated Fee Structure was conducted as part of, and in conjunction with, the Contracts Committee’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on December 12, 2012. A description of the process followed by the Contracts Committee and the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth in Appendix J to this Proxy Statement.

Prior to voting to approve the Bifurcated Fee Structure and to recommend that it be submitted to shareholders for approval, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Independent Directors were assisted by Independent Counsel throughout the process, and relied on the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Bifurcated Fee Structure and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors.

The Contracts Committee recommended approval of the Bifurcated Fee Structure after receiving and evaluating such information as it deemed necessary for an informed determination with respect to the Bifurcated Fee Structure, including information provided in connection with the annual contract renewal. Among the materials requested by and provided to the Board in support of the Bifurcated Fee Structure was the following: (1) a memorandum from ING Investments presenting its rationale for requesting the change to the Bifurcated Fee Structure; (2) supporting documentation, including copies of the amended fee schedule; (3) information provided by ING IM regarding the investment strategies used to pursue the investment objective of Global Target Payment Fund, including information related to the extent to which ING IM intends to make use of Direct Investments; (4) information regarding the fee structures for other funds-of-funds in the ING complex of mutual funds which are consistent with the Bifurcated Fee Structure; and (5) other information relevant to the Board’s evaluation of the Bifurcated Fee Structure. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ services to Global Target Payment Fund and other funds in the ING Fund Complex.

The Board’s consideration of whether to approve the Bifurcated Fee Structure for Global Target Payment Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services provided by ING Investments and ING IM to Global Target Payment Fund when the Fund is invested in Direct Investments as opposed to the asset allocation services provided when the Fund is invested solely in Underlying Funds; (2) ING Investments’ representation that the current flat fee structure does not fully compensate ING Investments and ING IM for the range of services they provide when investing in Direct Investments; and (3) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Global Target Payment Fund, including an agreement by ING Investments to extend the current expense limitation agreement with respect to the Fund until the later of five years after shareholder approval of the Bifurcated Fee Structure or two years after the final tranche of ING U.S. shares are divested by ING Groep.

The Board recognized the substantial differences in services provided by ING Investments and ING IM to Global Target Payment Fund when the Fund is invested in Direct Investments as opposed to the asset allocation services provided when the Fund is invested solely in Underlying Funds. The Board also noted that implementation of the Bifurcated Fee Structure will eliminate any disincentive that may be present for ING Investments and ING IM to invest in Direct Investments on behalf of Global Target Payment Fund in circumstances in which it may be more efficient to alter the exposures of Global Target Payment Fund to a particular asset category, consistent with its investment objective and asset allocation strategy, by making Direct Investments rather than purchasing or selling shares of Underlying Funds. As a result, the Board determined that it would be reasonable to compensate ING Investments and ING IM at a rate that is higher than the Current Fee for such services. At the completion of its review, the Board concluded that the Bifurcated Fee Structure is reasonable in light of the nature, extent and quality of the services provided by each of ING Investments and ING IM.

What is the required vote?

Approval of the Bifurcated Fee Structure with respect to the Global Target Payment Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of Global Target Payment Fund will vote separately on Proposal Four and all shareholders of all classes of shares of Global Target Payment Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Four?

If shareholders of the Global Target Payment Fund do not approve the Bifurcated Fee Structure, the current fee structure will remain in place for the Global Target Payment Fund and the Board will determine what additional action, if any, should be taken.

PROPOSAL FIVE — APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS POLICY

What is Proposal Five?

The Funds and ING Investments have received an exemptive order from the SEC to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers, without submitting the agreement to a vote of shareholders (the “Existing Relief”). A fund operating in this manner is commonly referred to as a “Manager-of-Managers Fund.” Shareholders of the Funds have previously voted to permit the Funds to operate as Manager-of-Managers Funds.

In January 2013, the Funds and ING Investments filed an application for exemptive relief requesting a modification of the Existing Relief to also permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, without submitting the sub-advisory agreement to a vote of shareholders (the “Amended Relief”). Together, the Existing and Amended Relief would permit ING Investments to enter into and materially amend sub-advisory agreements with: (1) wholly owned sub-advisers, meaning sub-advisers that are wholly owned subsidiaries (as defined in the 1940 Act) of the adviser or a parent of the adviser; or (2) sub-advisers that are not an “affiliated person” (as defined in the 1940 Act) of the Fund, other than by reason of serving as a sub-adviser to the Fund (collectively, “Eligible Sub-Advisers”). A few other mutual fund complexes have obtained exemptive relief similar to the Amended Relief; however there can be no assurance that the SEC will issue an order based on the Fund’s exemptive application.

Pursuant to the conditions proposed in the Amended Relief, the Funds would not be permitted to rely on the Amended Relief unless, among other things, shareholders have approved a policy permitting ING Investments to enter into and materially amend any sub-advisory agreements with wholly owned sub-advisers without shareholder approval (the “Modified Manager-of-Managers Policy”). Shareholders are therefore being asked to approve operation of the Funds in accordance with the Modified Manager-of-Managers Policy. If Proposal Five were approved by shareholders, the Fund would continue to seek shareholder approval of new or amended sub-advisory agreements with wholly owned sub-advisers until the exemptive order requested by the Amended Relief is issued by the SEC.

At its [September 12, 2012] meeting, the Board approved the Modified Manager-of-Managers Policy and voted to recommend its approval to shareholders.

Why is the Modified Manager-of-Managers Policy proposed?

The Funds and ING Investments anticipate that the Amended Relief would give ING Investments greater flexibility to select, supervise and evaluate wholly owned sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval to utilize its investment management expertise. Under current applicable law, while a change in investment management arrangements involving one or more wholly owned sub-advisers may be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow, and costly. Under the Amended Relief, the Board would be able to act more quickly and with less expense to appoint a wholly owned sub-adviser or materially amend an agreement with a wholly owned sub-adviser.

What are the proposed conditions of the Amended Relief?

Under the terms of the Amended Relief, the Funds and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC. The Funds would continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with any sub-adviser other than an Eligible Sub-Adviser. In addition, as is the case with the Existing Relief, under the conditions of the Amended Relief, within 90 days of a change to a sub-advisory arrangement shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement.

As with the Existing Relief, in order to rely on the Amended Relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Funds’ prospectus must prominently discuss the Modified Manager-of-Managers Policy, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board, including a majority of the Independent Directors present at its September 12, 2012 meeting, approved the Modified Manager-of-Managers Policy Five and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Funds’ shareholders vote “FOR” the proposed Modified Manager-of-Managers Policy for the Funds, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether or not it was appropriate to approve the Modified Manager-of-Managers Policy and to recommend approval of the Modified Manager-of-Managers Policy to shareholders, the Board, including the Independent

Directors, considered certain information and representations provided by ING Investments. Further, the Independent Directors were advised by independent legal counsel with respect to these matters.

After carefully considering the Funds’ contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of wholly owned sub-advisers to be conducted by ING Investments. The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers regardless of whether they are wholly owned or unaffiliated.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval of all new or amended sub-advisory agreements for wholly owned sub-advisers. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to annually review and consider for renewal of any such agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Five will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to ING Investments. When engaging sub-advisers and entering into sub-advisory agreements, ING Investments has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ING Investments and not by the Funds. Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments. The fees paid by the Funds to ING Investments and the fees paid by ING Investments to the sub-adviser are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to ING Investments by the Funds would continue to require shareholder approval. If shareholders approve Proposal Five, ING Investments, pursuant to the Current and Proposed Advisory Agreements and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

The Board concluded that it is appropriate to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers, including wholly owned sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a wholly owned sub-adviser to a Fund or to materially amend a sub-advisory agreement with a wholly owned sub-adviser, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. In addition, if an affiliated sub-adviser to a Fund is acquired or there is a change of control of the affiliated sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Company currently must seek approval of a new sub-advisory agreement from shareholders of each Fund, even when there will be no change in the persons managing the Fund. This process is time-consuming and costly, and some of the costs may be borne by each Fund. Without the delay inherent in holding a shareholder meeting, ING Investments and the Funds would be able to act more quickly to appoint a wholly owned sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Funds.

What is the required vote?

Approval of Proposal Five by shareholders of a Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of each Fund will vote separately on Proposal Five and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Five?

If shareholders of a Fund do not approve the Modified Manager-of-Managers Policy, it will not be implemented and the Funds will continue to obtain shareholder approval to enter into or materially amend sub-advisory agreements with wholly owned sub-advisers, unless otherwise permitted under the 1940 Act. The Funds and ING Investments would continue to rely on the Existing Relief with respect to unaffiliated sub-advisers regardless of whether the SEC issues the Amended Relief.

PROPOSAL SIX — APPROVAL OF A CHANGE IN A FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

ING Money Market Fund (the “Money Market Fund”)

What is Proposal Six?

The 1940 Act requires a mutual fund to establish and disclose a fundamental policy regarding concentration. At a meeting on December 12, 2012, the Board authorized a change in the Money Market Fund’s fundamental investment policy regarding concentration. The Money Market Fund’s investment restriction regarding concentration is fundamental and can only be changed with the approval of its shareholders. At the Annual Meeting shareholders will be asked to vote to approve modifying this investment restriction to clarify that certificates of deposit, fixed-time deposits, bankers acceptances, and certain other instruments issued by banks will not be treated as investments by the Money Market Fund in the banking industry for purposes of the fundamental investment policy on concentration.

What is the proposed change to the fundamental investment policy on concentration?

The Money Market Fund’s current investment policy regarding concentration, states that the Fund may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations there under and any exemptive relief obtained by the Fund.

If approved by the Money Market Fund’s shareholders, the Fund’s investment policy regarding concentration will be changed in the manner marked below to state that the Fund may not:

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations there under and any exemptive relief obtained by the Fund; and (c) investments by the Fund in certificates of deposit, fixed-time deposits, bankers acceptances and certain other instruments issued by banks will not be treated as investments by the Fund in the banking industry.

Why is a change to the fundamental investment policy on concentration proposed?

As mentioned above, the 1940 Act requires a fund to describe, and designate as fundamental, its policy with respect to whether a fund concentrates in a particular industry or sector. The Money Market Fund’s current investment policy on concentration specifies that the Fund will not concentrate. The proposed investment policy clarifies that investments in certain types of instruments issued by banks will not be considered investments in the banking industry. If investments in certificates of deposit, fixed-time deposits, bankers acceptances, and certain other instruments issued by banks were deemed to be investments in the banking industry, the current fundamental investment policy may restrict the ability of the portfolio managers to invest the Money Market Fund’s assets in accordance with the Fund’s principal investment strategy. The proposed investment policy on concentration would ensure that such instruments are not considered investments in the banking industry for purposes of determining whether the Money Market Fund is concentrated.

What is the recommendation of the Board?

Based upon its review, the Board, including a majority of the Independent Directors present at its December 12, 2012 meeting, approved the proposed change to the Money Market Fund’s fundamental investment policy on concentration, and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Money Market Fund’s shareholders vote “FOR” the proposed change to the fundamental investment policy, as discussed in this Proxy Statement.

What is the required vote?

Approval of the Proposal Six by shareholders of the Money Market Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Annual Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of the Money Market Fund will vote separately on Proposal Six and all shareholders of all classes of shares of the Money Market Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Six?

If the Money Market Fund’s shareholders do not approve Proposal Six, the Money Market Fund will continue to operate subject to the current fundamental investment policy on concentration, and the Board will determine what action, if any, should be taken.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote.

How is my proxy being solicited?

The Funds have retained [Proxy Solicitor] (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $[] which will be paid by ING Investments or an affiliate. As the date of the Annual Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Annual Meeting, you may contact the Solicitor toll-free at []. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy or voting instruction previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders. Shares have no preemptive or subscription rights.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to each Proposal, other than Proposals Three, an abstention or broker non-vote will have the effect of a vote against such matters.

Only shareholders of the Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Annual Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Ballot must be received no later than 5:00 P.M. on [May 5, 2013]. Appendix N sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Company and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Appendix O hereto lists the persons that, as of [February 12, 2013] owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Who are the Funds’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for the Funds. The Board has selected KPMG as the independent public accountants to examine and report on the financial statements of each Fund for its two most recent fiscal years.

As part of its oversight of each Fund’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Fund’s financial statements for the most recently completed fiscal year. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as independent public accounting firm for each Fund for the Fund’s next fiscal year.

The fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Funds, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Funds for each Fund’s two most recently completed fiscal years are described in Appendix P.

All of the services provided by the Funds’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee approves: (1) all audit and non-audit services to be rendered to the Funds by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to ING Investments or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Funds are not required to hold meetings annually and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Director. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What if a proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the Proposals discussed in this Proxy Statement.

Who pays for this Proxy Solicitation?

The Funds will not pay the expenses in connection with the Notice and this Proxy Statement or the Annual Meeting of Shareholders. ING Investments or an affiliate will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. These expenses are estimated to be [].

In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Theresa K. Kelety
Secretary

[March 22, 2013]

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: PORTFOLIO MANAGERS

The following table sets forth the portfolio managers responsible for the day-to-day management of the Funds.

Fund	Sub-Advisers/Portfolio Managers
ING Capital Allocation Fund	ING Investment Management Co. LLC
Heather Hackett, CFA, Portfolio Manager (since 01/09)
Paul Zemsky, CFA, Portfolio Manager (since 04/07)
ING Core Equity Research Fund	ING Investment Management Co. LLC
Christopher F. Corapi, Portfolio Manager (since 02/04)
Michael Pytosh, Portfolio Manager (since 05/11)
ING Corporate Leaders 100 Fund	ING Investment Management Co. LLC
Vincent Costa, Portfolio Manager (since 06/08)
ING Global Target Payment Fund	ING Investment Management Co. LLC
Heather Hackett, CFA, Portfolio Manager (since 11/09)
Paul Zemsky, CFA, Portfolio Manager (since 08/08)
ING Large Cap Growth Fund	ING Investment Management Co. LLC
Jeff Bianchi, Portfolio Manager (since 02/12)
Christopher F. Corapi, Portfolio Manager (since 02/12)
Michael Pytosh, Portfolio Manager (since 02/12)
ING Money Market Fund	ING Investment Management Co. LLC
David S. Yealy, Portfolio Manager (since 11/04)
ING SMID Cap Equity Fund	ING Investment Management Co. LLC
Joseph Basset, CFA, Portfolio Manager (since 07/12)
James Hasso, Portfolio Manager (since 07/12)
Steve Salopek, Portfolio Manager (since 07/12)
ING Small Company Fund	ING Investment Management Co. LLC
Joseph Basset, CFA, Portfolio Manager (since 05/06)
James Hasso, Portfolio Manager (since 04/12)
Steve Salopek, Portfolio Manager (since 07/05)

APPENDIX B: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President and Chief Compliance Officer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Huey P. Falgout, Jr. – Secretary

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker – Director, Chairman and Chief Executive Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Director and Executive Vice President

Shaun P. Mathews – Director and Executive Vice President

Christine L. Hurtsellers – Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky – Executive Vice President

Daniel L. Wilcox – Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins – General Counsel

APPENDIX C: FEES PAID TO AFFILIATES OF THE ADVISER

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for each Fund’s most recently completed fiscal year.

	Administrative Services Fees		Fees Paid to the Distributor		Affiliated Brokerage Commissions Paid
Fund (FYE)	($)		($)		($)
ING Capital Allocation Fund (05/31/12)	167,481		725,625		None
ING Core Equity Research Fund (05/31/12)	303,700		953,072		None
ING Corporate Leaders 100 Fund (05/31/12)	10,740		30,484		None
ING Global Target Payment Fund (10/31/12)	83,484		315,172		None
ING Large Cap Growth Fund (05/31/12)	7,936	(1)	71	(1)	None
ING SMID Cap Equity Fund(2) (05/31/12)	96,407		354,570		None
ING Money Market Fund (03/31/12)	236,103		71,515		None
ING Small Company Fund (05/31/12)	281,731		250,711		None

(1)         The Fund commenced operations on March 1, 2012. The amount of fees paid reflects the period from March 1, 2012, through May 31, 2012.

(2)         On or about July 21, 2012, ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund) changed its name, investment objective, and principal investment strategies.

APPENDIX D: FORM OF PROPOSED ADVISORY AGREEMENT

Agreement dated [Date], between [Trust/Company] (the “[Trust/Company]”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”).

WHEREAS, the [Trust/Company] is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the [Trust/Company] is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the [Trust/Company] may offer shares of additional series in the future;

WHEREAS, the [Trust/Company] desires to avail itself of the services of the Adviser for the provision of advisory and management services for the [Trust/Company]; and

WHEREAS, the Adviser is willing to render such services to the [Trust/Company];

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.     Appointment. The [Trust/Company] hereby appoints the Adviser, subject to the direction of the Board of [Trustee/Director]s, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the [Trust/Company] (individually and collectively referred to herein as “Series”). The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the [Trust/Company] establishes and designates additional series with respect to which it desires to retain the Adviser to render advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the [Trust/Company] in writing, whereupon such additional series shall become a Series hereunder.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of [Trustee/Director]s of the [Trust/Company], the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The [Trust/Company] and Adviser understand and agree that the Adviser may manage each Series in a “manager-of-managers” style with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things and pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”): (1) continually evaluate the performance of any Sub-Adviser to the [Trust/Company]; and (2) periodically make recommendations to the [Trust/Company]’s Board of [Trustee/Director]s regarding the results of its evaluation and monitoring functions. The [Trust/Company] recognizes that, subject to the approval of the Board of [Trustee/Director]s of the [Trust/Company], a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for a Series, subject to the applicable SEC order.

2.     Services of the Adviser. The Adviser represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of [Trustee/Director]s of the [Trust/Company], the Adviser shall provide the following advisory, management, and other services with respect to the Series:

(a)   Provide general investment advice and guidance with respect to the Series and provide advice and guidance to the [Trust/Company]’s [Trustee/Director]s, and oversee the management of the investments of the Series and the composition of each Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s registration statement, as may be supplemented or amended from time to time (the “Registration Statement”), which management may be provided by others selected by the Adviser and approved by the Board of [Trustee/Director]s as provided below or directly by the Adviser as provided in Section 3 of this Agreement;

(b)   Render to the Board of [Trustee/Director]s of the [Trust/Company] such periodic and special reports as the Board of [Trustee/Director]s may reasonably request; and

(c)   Make available its officers and employees to the Board of [Trustee/Director]s and officers of the [Trust/Company] for consultation and discussions regarding the administration and management of the Series and services provided to the [Trust/Company] under this Agreement.

3.     Services of Adviser with respect to Sub-Advisers. In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the [Trust/Company]’s Board of [Trustee/Director]s investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Adviser, engage (which engagement may also be by the [Trust/Company]) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Fund:

(a)   Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(b)   prepare and present periodic reports to the Board of [Trustee/Director]s regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of [Trustee/Director]s may reasonably request;

(c)   review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of [Trustee/Director]s;

(d)   review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of [Trustee/Director]s;

(e)   perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f)    supervise Sub-Advisers with respect to the services that each such Sub-Adviser provides under each Sub-Adviser’s respective portfolio management agreement (each, a “Sub-Adviser Agreement”);

(g)   assist the Board of [Trustee/Director]s and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Adviser Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h)   monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i)    if appropriate, analyze and recommend for consideration by the [Trust/Company]’s Board of [Trustee/Director]s termination of a Sub-Adviser Agreement under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(j)    identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of [Trustee/Director]s a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k)   designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l)    perform such other review and reporting functions as the Board of [Trustee/Director]s shall reasonably request consistent with this Agreement and applicable law.

4.     Investment Management Authority. In the event the Adviser wishes to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the [Trust/Company]’s Board of [Trustee/Director]s, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale, or any offering, of the securities, cash, and other investments contained in the portfolio. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement filed with the SEC, as amended. Furthermore:

(a)   The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the [Trust/Company] or counsel to the Adviser.

(b)   The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board of [Trustee/Director]s, and the provisions of the Registration Statement.

(c)   On occasions when the Adviser deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the [Trust/Company]’s Board of [Trustee/Director]s, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company] and to such other clients.

(d)   In connection with the purchase and sale of securities of the Series, the Adviser will arrange for the transmission to the custodian for the [Trust/Company] on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian.

(e)   The Adviser will assist the custodian or portfolio accounting agent for the [Trust/Company] in determining, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] and any applicable procedures adopted by the [Trust/Company]’s Board of [Trustee/Director]s, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Adviser.

(f)    The Adviser will make available to the [Trust/Company], promptly upon request, any of the Series’ or the Adviser’s investment records and ledgers as are necessary to assist the [Trust/Company] in complying with the requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(g)   The Adviser will regularly report to the [Trust/Company]’s Board of [Trustee/Director]s on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the [Trust/Company]’s Board of [Trustee/Director]s with respect to the Series such periodic and special reports as the [Trustee/Director]s may reasonably request.

(h)   In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the [Trust/Company], which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company], by other aspects of the portfolio execution services offered. Subject to such policies as the Board of [Trustee/Director]s may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board of [Trustee/Director]s of the [Trust/Company] indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.     Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the [Trust/Company] and with the instructions and directions of the Board of [Trustee/Director]s of the [Trust/Company] and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

6.     Exclusivity. The services of the Adviser to the [Trust/Company] under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.     Records. The [Trust/Company] agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the [Trust/Company] with respect to the Series by the 1940 Act. The Adviser further agrees that all records of the Series are the property of the [Trust/Company] and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

8.     Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the [Trust/Company] under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Adviser further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the [Trustee/Director]s of the [Trust/Company] who are employees of the Adviser or its affiliates, and office rent of the [Trust/Company]. The [Trust/Company] shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each [Trust/Company]’s net asset value; taxes, if any, and the preparation of the [Trust/Company]’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the [Trust/Company] under federal and state laws and regulations (including the salary of employees of the Adviser engaged in the registering and qualifying of shares of the [Trust/Company] under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and [Trustee/Director] meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of [Trustee/Director]s of the [Trust/Company] who are not employees of the Adviser or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the [Trust/Company], as set forth herein, the [Trust/Company] shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the [Trust/Company] is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the [Trust/Company] only to the extent of its costs for such services.

9.     Compensation. For the services provided by the Adviser to each Series pursuant to this Agreement, the [Trust/Company] will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Adviser for the salary of its employees for performing services which are an obligation of the [Trust/Company] as provided in Section 7. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the [Trust/Company] and the Adviser.

10.  Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser’s stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Adviser’s duties under this Agreement, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the [Trust/Company].

11.  Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement, unless earlier terminated as provided herein with respect to any such Series, this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to such a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, this Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the [Trust/Company]’s Board of [Trustee/Director]s, including a majority of those [Trustee/Director]s who are not interested persons (as such term is defined in the 1940 Act) of the [Trust/Company] or the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless earlier terminated as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to approve or continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the [Trust/Company] at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of [Trustee/Director]s of the [Trust/Company] or by a vote of a majority of the outstanding voting shares of the [Trust/Company], or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the [Trust/Company]. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

12.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares (as defined in the 1940 Act) of the [Trust/Company]. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of [Trustee/Director]s and the Adviser.

13.  Use of Names. It is understood that the names “ING” and “ING Investments, LLC” or any derivatives thereof or logos associated with those names is the valuable property of the Adviser and its affiliates, and that the [Trust/Company] and/or the Series have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such [Trust/Company] and/or Series. Upon termination of this Agreement, the [Trust/Company] (or Series) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the [Trust/Company], shall promptly amend its Articles of Incorporation to change its name (if such names are included therein).

14.  Miscellaneous.

(a)   This Agreement is made for the benefit of the [Trust/Company] and the Advisers, and is not intended to benefit any third party or be enforceable by any third party.

(b)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(c)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

(e)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

APPENDIX E: ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Advisory Agreement was last approved by each Fund’s shareholders, the advisory fee schedule, any contractual limits on expenses that the Adviser has entered into with respect to the Funds, and the amount of advisory fees paid to the Adviser for each Fund’s most recently completed fiscal year.

Fund (FYE)	Date Approved by Shareholders	Advisory Fee Schedule (as a % of average daily net assets)	Contractual Limits on Expenses (%)	Advisory Fees Paid ($)
ING Capital Allocation Fund(1) (05/31/12)	12/17/07	Direct Investments:(2) 0.800% on the first $500 million; 0.775% on the next $500 million; 0.750% on the next $500 million; 0.725% on the next $500 million; and 0.700% in excess of $2 billion. Underlying Funds:(3) 0.08% invested in Underlying Funds.	Class A: 1.15 Class B: 1.90 Class C: 1.90 Class I: 0.90 Class O: 1.15 Class W: 0.90	167,481
ING Core Equity Research Fund(4) (05/31/12)	02/20/02	0.700% on the first $250 million; 0.650% on the next $250 million; 0.625% on the next $250 million; 0.600% on the next $1.25 billion; and 0.550% in excess of $2 billion.	Class A: 1.08 Class B: 1.83 Class C: 1.83 Class I: 0.75 Class O: 1.08 Class R: 1.33 Class W: 0.83	2,592,554
ING Corporate Leaders 100 Fund(5) (05/31/12)	06/12/08	0.400% on the first $500 million; 0.350% on the next $500 million; and 0.300% in excess of $1 billion.	Class A: 0.90 Class B: 1.65 Class C: 1.45 Class I: 0.65 Class O: 0.90 Class R: 1.15 Class W: 0.65	42,961
ING Global Target Payment Fund(6) (10/31/12)	05/30/08	0.08%	Class A: 1.30 Class C: 2.05 Class I: 1.05 Class R: 1.55 Class W: 1.05	66,788
ING Large Cap Growth Fund(7) (05/31/12)	02/28/12	0.70%	Class A: 1.15 Class C: 1.90 Class I: 0.85 Class R: 1.40 Class W: 0.90	55,550	(8)
ING SMID Cap Equity Fund(9),(10) (05/31/12)	09/30/03	0.450% on the first $500 million; 0.425% on the next $250 million; 0.400% on the next $1.25 billion; and 0.375% in excess of $2 billion.	Class A: 0.99 Class B: 1.74 Class C: 1.49 Class I: 0.74 Class O: 0.99 Class R: 1.24 Class W: 0.74	542,288
ING Money Market Fund (03/31/12)	02/20/02	0.400% on the first $500 million; 0.350% on the next $500 million; 0.340% on the next $1 billion; 0.330% on the next $1 billion; and 0.300% in excess of $3 billion.	Other(11)	1,180,514
ING Small Company Fund(12) (05/31/12)	02/20/02	0.850% on the first $250 million; 0.800% on the next $250 million; 0.775% on the next $250 million; 0.750% on the next $1.25 billion; and 0.725% in excess of $2 billion.	Class A: 1.50 Class B: 2.25 Class C: 2.25 Class I: 1.04 Class O: 1.50 Class W: 1.25	2,942,296

(1)              The adviser is contractually obligated to limit expenses to 1.15%, 1.90%, 1.90%, 0.90%, 1.15%, and 0.90% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through October 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.

(2)              “Direct Investments” shall mean assets which are not Underlying Funds.

(3)              “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on April 4, 2008.

(4)              The adviser is contractually obligated to limit expenses to 1.08%, 1.83%, 1.83%, 0.83%,1.08%, 1.33%, and 0.83% for Class A, Class B, Class C, Class I, Class O, Class R and Class W shares, respectively, through October 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 0.75% for Class I shares through October 1, 2013. There is no guarantee the obligation will continue after October 1, 2013. The obligation will only continue if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(5)              The adviser is contractually obligated to limit expenses to the above stated rate (s) through October 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.

(6)              The adviser is contractually obligated to limit expenses to 1.30%, 2.05%, 1.05%, 1.55%, and 1.05% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

(7)              The adviser is contractually obligated to limit expenses to 1.15%, 1.90%, 0.90%, 1.40%, and 0.90% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through October 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 0.85% for Class I shares through October 1, 2014. There is no guarantee the obligation will continue after October 1, 2014. The obligation will only continue if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(8)              The Fund commenced operations March 1, 2012. The amount of advisory fees paid reflects the period from March 1, 2012 through May 31, 2012.

(9)              On or about July 21, 2012, ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund) changed its name, investment objective, principal investment strategies, and lowered its expense limits through a side letter agreement as described below.

(10)       The adviser is contractually obligated to limit expenses to 1.00%, 1.75%, 1.50%, 0.75%, 1.00%, 1.25%, and 0.75% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares respectively, through October 1, 2013. In addition, effective July 21, 2012 the adviser is obligated to further limit expenses to 0.99%, 1.74%, 1.49%, 0.74%, 0.99%, 1.24%, and 0.74% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares respectively, though October 1, 2013. These obligations will automatically renew for one-year terms unless they are terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and are subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(11)       ING Investments and the distributor are contractually obligated to waive a portion of their advisory fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of ING Money Market Fund in maintaining a net yield of not less than zero through August 1, 2013.

(12)       ING Investments is contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.25%, 1.50%, and 1.25% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through October 1, 2013. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.04% for Class I shares through October 1, 2013. There is no guarantee the obligation will continue after October 1, 2013. The obligation will only continue if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

APPENDIX F: COMPENSATION PAID TO THE ADVISER BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory fee rate paid to ING Investments, and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING American Funds International Portfolio	0.49%	1,013,278,747
ING American Funds World Allocation Portfolio	0.10%	186,555,737
ING Baron Growth Portfolio	0.85%	735,421,654
ING BlackRock Health Sciences Opportunities Portfolio	0.75%	206,144,771
ING BlackRock Inflation Protected Bond Portfolio	0.42%	989,014,027
ING BlackRock Large Cap Growth Portfolio	0.80%	324,483,560
ING BlackRock Science and Technology Opportunities Portfolio	0.95%	322,115,645
ING Columbia Small Cap Value II Portfolio	0.75%	161,213,109
ING Corporate Leaders 100 Fund	0.40%	10,933,890
ING Davis New York Venture Portfolio	0.80%	390,035,931
ING DFA World Equity Portfolio	0.25%	161,667,253
ING Diversified International Fund	0.00%	127,363,072
ING Emerging Markets Equity Fund	1.00%	91,659,812
ING Fidelity® VIP Contrafund® Portfolio	0.56%	317,201,183
ING Fidelity® VIP Mid Cap Portfolio	0.56%	51,028,499
ING FMRSM Diversified Mid Cap Portfolio	0.63%	1,093,848,216
ING Global Natural Resources Fund	0.85%	113,060,338
ING Global Opportunities Fund	0.90%	66,130,188
ING Global Resources Portfolio	0.64%	904,746,753
ING Global Target Payment Fund	0.08%	81,593,802
ING Growth Opportunities Fund	0.75%	78,252,231
ING International Core Fund	0.75%	354,694,943
ING International Growth Fund	0.75%	153,207,303
ING International SmallCap Fund	1.00%	308,099,617
ING International Value Choice Fund	1.00%	29,935,422
ING International Value Equity Fund	0.88%	640,267,086
ING International Value Fund	1.00%	726,771,787
ING International Value Portfolio	0.81%	145,063,786
ING JPMorgan Emerging Markets Equity Portfolio	1.25%	855,827,619
ING JPMorgan Mid Cap Value Portfolio	0.75%	334,591,930
ING JPMorgan Small Cap Core Equity Portfolio	0.88%	393,505,827
ING Large Cap Growth Fund	0.70%	36,101,902
ING Large Cap Growth Portfolio	0.55%	1,050,338,501
ING Marsico Growth Portfolio	0.81%	636,035,778
ING Mid Cap Value Fund	0.46%	221,475,491
ING MidCap Opportunities Fund	0.75%	751,108,601
ING MidCap Opportunities Portfolio	0.70%	907,247,926
ING Morgan Stanley Global Franchise Portfolio	0.96%	407,835,394
ING Oppenheimer Global Portfolio	0.60%	1,472,587,064
ING Pioneer Mid Cap Value Portfolio	0.64%	647,615,056
ING Russia Fund	1.25%	328,558,548
ING Small Company Fund	0.83%	344,448,542
ING Small Company Portfolio	0.75%	599,296,728
ING SmallCap Opportunities Fund	0.90%	176,082,950
ING SmallCap Opportunities Portfolio	0.75%	188,468,403
ING SMID Cap Equity Fund	0.45%	113,924,250
ING Solution Aggressive Growth Portfolio	0.10%	14,568,927
ING Solution Growth Portfolio	0.10%	27,249,878
ING Strategic Allocation Growth Portfolio	0.08%	139,145,580

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%	705,497,560
ING T. Rowe Price International Stock Portfolio	0.54%	213,155,783
ING Templeton Foreign Equity Portfolio	0.79%	519,566,774
ING Templeton Global Growth Portfolio	0.89%	500,728,447

Income

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Fidelity® VIP Equity-Income Portfolio	0.46%	18,161,810
ING Floating Rate Fund	0.55%	258,532,246
ING Global Advantage and Premium Opportunity Fund	0.75%	232,035,620
ING Global Equity Dividend and Premium Opportunity Fund	1.00%	976,610,401
ING GNMA Income Fund	0.47%	982,358,538
ING Liquid Assets Portfolio	0.27%	1,413,321,418
ING Senior Income Fund	0.80%	768,394,035

Money Market

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Money Market Fund	0.40%	274,278,923
ING Money Market Portfolio	0.25%	1,179,984,712

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING American Century Small-Mid Cap Value Portfolio	1.00%	201,496,542
ING American Funds Asset Allocation Portfolio	0.30%	351,272,764
ING American Funds Global Growth and Income Portfolio	0.59%	7,135,786
ING American Funds International Growth and Income Portfolio	0.69%	4,641,101
ING Asia Pacific High Dividend Equity Income Fund	1.15%	207,418,552
ING Australia Index Portfolio	0.60%	189,741,339
ING Balanced Portfolio	0.50%	530,900,543
ING Bond Portfolio	0.36%	480,096,504
ING Capital Allocation Fund	0.08%	190,262,450
ING Clarion Global Real Estate Portfolio	0.79%	377,096,249
ING Clarion Real Estate Portfolio	0.68%	569,208,374
ING Core Equity Research Fund	0.68%	364,942,265
ING DFA Global Allocation Portfolio	0.25%	10,293,150
ING Emerging Markets Equity Dividend Fund	1.15%	33,913,988
ING Emerging Markets High Dividend Equity Fund	1.15%	319,564,644
ING Emerging Markets Index Portfolio	0.55%	62,115,336
ING Euro STOXX 50® Index Portfolio	0.60%	675,924,345
ING Franklin Income Portfolio	0.63%	781,406,905
ING Franklin Mutual Shares Portfolio	0.78%	448,943,568
ING Franklin Templeton Founding Strategy Portfolio	0.00%	766,436,352
ING FTSE 100 Index® Portfolio	0.60%	537,592,960
ING GET U.S. Core Portfolio - Series 10	0.60%	6,088,417
ING GET U.S. Core Portfolio - Series 11	0.60%	8,139,679
ING GET U.S. Core Portfolio - Series 12	0.60%	11,479,317
ING GET U.S. Core Portfolio - Series 13	0.60%	19,832,443

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING GET U.S. Core Portfolio - Series 14	0.60%	44,026,299
ING Global Bond Fund	0.40%	616,357,851
ING Global Bond Portfolio	0.50%	428,818,833
ING Global Equity Dividend Fund	0.70%	80,012,511
ING Global Real Estate Fund	0.71%	3,436,556,103
ING Goldman Sachs Commodity Strategy Portfolio	0.70%	111,416,208
ING Growth and Income Portfolio	0.50%	3,892,174,140
ING Hang Seng Index Portfolio	0.60%	142,400,911
ING High Yield Bond Fund	0.51%	151,245,351
ING Index Plus International Equity Fund	0.55%	96,029,042
ING Index Plus LargeCap Portfolio	0.35%	677,592,252
ING Index Plus MidCap Portfolio	0.40%	600,408,693
ING Index Plus SmallCap Portfolio	0.40%	276,356,135
ING Index Solution 2015 Portfolio	0.10%	194,297,446
ING Index Solution 2020 Portfolio	0.10%	16,196
ING Index Solution 2025 Portfolio	0.10%	245,837,452
ING Index Solution 2030 Portfolio	0.10%	16,558
ING Index Solution 2035 Portfolio	0.10%	182,052,708
ING Index Solution 2040 Portfolio	0.10%	16,825
ING Index Solution 2045 Portfolio	0.10%	107,420,428
ING Index Solution 2050 Portfolio	0.10%	16,834
ING Index Solution 2055 Portfolio	0.10%	10,382,911
ING Index Solution Income Portfolio	0.10%	177,111,706
ING Infrastructure, Industrials and Materials Fund	1.00%	394,265,188
ING Intermediate Bond Fund	0.17%	821,504,790
ING Intermediate Bond Portfolio	0.40%	2,471,645,349
ING International High Dividend Equity Income Fund	1.00%	82,211,430
ING International Index Portfolio	0.38%	329,390,953
ING International Real Estate Fund	0.93%	474,659,100
ING Invesco Van Kampen Comstock Portfolio	0.60%	295,320,676
ING Invesco Van Kampen Equity and Income Portfolio	0.55%	759,503,821
ING Invesco Van Kampen Growth and Income Portfolio	0.64%	538,372,057
ING Investment Grade Credit Fund	0.00%	10,978,370
ING Japan TOPIX Index® Portfolio	0.60%	434,045,213
ING Large Cap Value Fund	0.65%	228,542,508
ING Large Cap Value Portfolio	0.65%	317,564,196
ING Limited Maturity Bond Portfolio	0.27%	212,663,524
ING MFS Total Return Portfolio	0.70%	875,514,359
ING MFS Utilities Portfolio	0.60%	581,945,745
ING Oppenheimer Active Allocation Portfolio	0.25%	52,214,095
ING PIMCO High Yield Portfolio	0.49%	913,759,004
ING PIMCO Total Return Bond Portfolio	0.56%	3,386,836,973
ING PIMCO Total Return Portfolio	0.50%	1,185,402,055
ING Pioneer Fund Portfolio	0.73%	81,604,893
ING Pioneer High Yield Portfolio	0.60%	88,834,706
ING Prime Rate Trust	0.80%	1,215,271,147
ING Real Estate Fund	0.70%	983,420,673
ING Retirement Conservative Portfolio	0.14%	622,026,155
ING Retirement Growth Portfolio	0.14%	4,311,584,711
ING Retirement Moderate Growth Portfolio	0.14%	3,016,324,270
ING Retirement Moderate Portfolio	0.14%	1,815,227,813
ING Risk Managed Natural Resources Fund	1.00%	298,724,915
ING Russell™ Large Cap Growth Index Portfolio	0.45%	375,640,511
ING Russell™ Large Cap Index Portfolio	0.25%	506,970,285
ING Russell™ Large Cap Value Index Portfolio	0.45%	90,297,221
ING Russell™ Mid Cap Growth Index Portfolio	0.45%	273,697,369

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Russell™ Mid Cap Index Portfolio	0.31%	1,491,417,020
ING Russell™ Small Cap Index Portfolio	0.33%	710,511,346
ING Solution 2015 Portfolio	0.10%	752,387,902
ING Solution 2020 Portfolio	0.10%	16,326
ING Solution 2025 Portfolio	0.10%	1,197,057,184
ING Solution 2030 Portfolio	0.10%	16,642
ING Solution 2035 Portfolio	0.10%	1,010,636,794
ING Solution 2040 Portfolio	0.10%	16,899
ING Solution 2045 Portfolio	0.10%	655,035,743
ING Solution 2050 Portfolio	0.10%	16,900
ING Solution 2055 Portfolio	0.10%	27,049,126
ING Solution Conservative Portfolio	0.10%	9,019,767
ING Solution Income Portfolio	0.10%	218,613,607
ING Solution Moderate Portfolio	0.10%	27,465,982
ING Strategic Allocation Conservative Portfolio	0.08%	82,205,392
ING Strategic Allocation Moderate Portfolio	0.08%	140,182,328
ING T. Rowe Price Capital Appreciation Portfolio	0.65%	3,860,394,295
ING T. Rowe Price Equity Income Portfolio	0.64%	1,399,894,743
ING T. Rowe Price Growth Equity Portfolio	0.60%	990,626,638
ING Thornburg Value Portfolio	0.65%	221,551,299
ING U.S. Bond Index Portfolio	0.31%	3,813,112,544
ING U.S. Stock Index Portfolio	0.26%	3,965,215,495
ING UBS U.S. Large Cap Equity Portfolio	0.70%	139,783,196
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	0.46%	174,430,421

APPENDIX G: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, [Trust/Company] (the “[Trust/Company]”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the [Trust/Company] is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the [Trust/Company] may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the [Trust/Company] has retained the Manager to render advisory and management services with respect to certain of the [Trust/Company]’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the [Trust/Company], and the Sub-Adviser is willing to furnish such services to the [Trust/Company] and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the [Trust/Company] set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the [Trust/Company] designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement. The Manager and the Sub-Adviser shall execute an amended Schedule A.

2. Sub-Adviser Duties. Subject to the supervision of the [Trust/Company]’s Board of [Directors/Trustees] and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s registration statement under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act, as may be amended or supplemented from time to time (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board of [Directors/Trustees] of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the [Trust/Company] solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the [Trust/Company] in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] or adopted by the Board of [Directors/Trustees], the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A (or similar section in effect from time to time) in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will make available to the [Trust/Company] and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the [Trust/Company]) as are necessary to assist the [Trust/Company] and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(c)   The Sub-Adviser will provide reports to the [Trust/Company]’s Board of [Directors/Trustees] for consideration at meetings of the Board of [Directors/Trustees] on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the [Trust/Company]’s Board of [Directors/Trustees] with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)   With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the [Trust/Company], the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the [Trust/Company], by other aspects of the portfolio execution services offered. Subject to such policies as the [Trust/Company]’s Board of [Directors/Trustees] or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the [Trust/Company]’s Board of [Directors/Trustees] indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the [Trust/Company] filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV and any amendments thereto at the time such filing is made with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the [Trust/Company] shall be responsible for all the expenses of the [Trust/Company]’s operations.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.

7. Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written, electronic, and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8. Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of [Directors/Trustees] may adopt, including any written compliance procedures.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the [Trust/Company] (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Sub-Adviser further agrees to notify the Manager and the [Trust/Company] promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement for the [Trust/Company] (which describes the Series), or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the [Trust/Company]; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the [Trust/Company] and further agrees to surrender promptly to the [Trust/Company] any of such records upon the [Trust/Company]’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the [Trust/Company]. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the [Trust/Company] and actions of the [Trust/Company], the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the [Trust/Company] or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this [Trust/Company].

11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the [Trust/Company] are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other Sub-Adviser of the [Trust/Company] concerning transactions in securities or other assets for any investment portfolio of the [Trust/Company], including the Series, except that such consultations are permitted between the current and successor Sub-Advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement for the [Trust/Company]’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the [Trust/Company], or in sales literature or other Marketing Material approved in advance as provided by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the [Trust/Company] shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the [Trust/Company] that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15. Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the [Trust/Company] which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the [Trust/Company] or any Series, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the [Trust/Company] or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the [Trust/Company] or any Series, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the [Trust/Company], or any affiliated person of the Manager or [Trust/Company] by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Duration and Termination.

(a)   With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company]; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the [Trust/Company]’s Board of [Directors/Trustees], including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and, to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company]; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Directors/Trustees] of the [Trust/Company] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the [Trust/Company] or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the [Trust/Company]; (2) at any time without payment of any penalty by the [Trust/Company], by the [Trust/Company]’s Board of [Directors/Trustees] or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the [Trust/Company]; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the [Trust/Company] or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the [Trust/Company], in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to this Agreement with the [Trust/Company], or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the [Trust/Company] as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the [Trust/Company], free from any claim or retention of rights in such record by the

Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the [Trust/Company]:

[Trust/Company]

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18. Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the [Trust/Company] enjoys the rights of a third-party beneficiary under this Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

APPENDIX H: SUB-ADVISORY AGREEMENT INFORMATION

The following table sets forth the date the Current Sub-Advisory Agreement was last approved by shareholders, the sub-advisory fee schedule, and the amount of the sub-advisory fees paid to ING IM for each Fund’s most recently completed fiscal year.

Fund (FYE)	Date Approved by Shareholders	Sub-Advisory Fee Schedule (as a % of average daily net assets)	Sub-Advisory Fees Paid ($)
ING Capital Allocation Fund (5/31/12)	12/17/07	Direct Investment:(1) 0.360% on first $500 million; 0.349% on next $500 million; 0.338% on next $500 million; 0.326% on next $500 million; and 0.315% in excess of $2 billion. Underlying Funds:(2) 0.02% invested in Underlying Funds.	41,870
ING Core Equity Research Fund (5/31/12)	02/20/02	0.3150% on the first $250 million; 0.2925% on the next $250 million; 0.2813% on the next $250 million; 0.2700% on the next $1.25 billion; and 0.2475% in excess of $2 billion.	1,166,647
ING Corporate Leaders 100 Fund (5/31/12)	06/12/08	0.180%	19,332
ING Global Target Payment Fund (10/31/12)	05/30/08	0.036%	30,055
ING Large Cap Growth Fund (5/31/12)	02/28/12	0.315%	24,998	(3)
ING SMID Cap Equity Fund(4) (5/31/12)	09/30/03	0.203% on the first $500 million; 0.191% on the next $250 million; 0.180% on the next $1.25 billion; and 0.169% in excess of $2 billion.	244,635
ING Money Market Fund (3/31/12)	02/20/02	0.180% on the first $500 million; 0.158% on the next $500 million; 0.153% on the next $1 billion; 0.149% on the next $1 billion; and 0.135% in excess of $3 billion.	531,230
ING Small Company Fund (5/31/12)	02/20/02	0.383% on the first $250 million; 0.360% on the next $250 million; 0.349% on the next $250 million; 0.338% on the next $1.25 billion; and 0.326% in excess of $2 billion.	1,325,283

(1)         “Direct Investments” shall mean assets which are not Underlying Funds.

(2)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on April 14, 2008.

(3)         The Fund commenced operations March 1, 2012. The amount of sub-advisory fees paid reflects the period from March 1, 2012 through May 31, 2012.

(4)         On or about July 21, 2012, ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund) changed its name, investment objective, and principal investment strategies.

APPENDIX I: COMPENSATION PAID TO ING IM BY FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

The following tables set forth the advisory or sub-advisory fee rate paid to ING IM and assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Growth or Capital Appreciation

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Corporate Leaders 100 Fund		10,933,890
ING Global Natural Resources Fund		113,060,338
ING Global Resources Portfolio		904,746,753
ING Growth Opportunities Fund		78,252,231
ING International Value Equity Fund		640,267,086
ING International Value Fund		726,771,787
ING International Value Portfolio		145,063,786
ING Large Cap Growth Fund		36,101,902
ING Large Cap Growth Portfolio		1,050,338,501
ING MidCap Opportunities Fund		751,108,601
ING MidCap Opportunities Portfolio		907,247,926
ING Small Company Fund		344,448,542
ING Small Company Portfolio		599,296,728
ING SmallCap Opportunities Fund		41,121
ING SmallCap Opportunities Portfolio		41,121
ING SMID Cap Equity Fund		62,115,336
ING Strategic Allocation Growth Portfolio		41,121

Income

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Floating Rate Fund		258,532,246
ING Global Advantage and Premium Opportunity Fund		232,035,620
ING GNMA Income Fund		982,358,538
ING Liquid Assets Portfolio		1,413,321,418
ING Prime Rate Trust		1,215,271,147
ING Senior Income Fund		768,394,035

Money Market

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Money Market Fund		274,278,923
ING Money Market Portfolio		1,179,984,712

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Australia Index Portfolio		675,924,345
ING Balanced Portfolio		537,592,960
ING Bond Portfolio		6,088,417
ING Capital Allocation Fund		8,139,679
ING Core Equity Research Fund		11,479,317
ING Diversified Emerging Markets Debt Fund		19,832,443
ING Emerging Markets Corporate Debt Fund		44,026,299
ING Emerging Markets Hard Currency Debt Fund		616,357,851
ING Emerging Markets Index Portfolio		428,818,833

Total Return

Fund/Portfolio	Advisory fee rate (as a % of average daily net assets)	Net Assets ($)
ING Emerging Markets Local Currency Debt Fund		113,060,338
ING Euro STOXX 50® Index Portfolio		904,746,753
ING FTSE 100 Index® Portfolio		3,892,174,140
ING GET U.S. Core Portfolio - Series 10		78,252,231
ING GET U.S. Core Portfolio - Series 11		142,400,911
ING GET U.S. Core Portfolio - Series 12		151,245,351
ING GET U.S. Core Portfolio - Series 13		96,029,042
ING GET U.S. Core Portfolio - Series 14		677,592,252
ING Global Bond Fund		276,356,135
ING Global Bond Portfolio		394,265,188
ING Global Target Payment Fund		821,504,790
ING Growth and Income Portfolio		82,211,430
ING Hang Seng Index Portfolio		329,390,953
ING High Yield Bond Fund		640,267,086
ING Index Plus International Equity Fund		726,771,787
ING Index Plus LargeCap Portfolio		145,063,786
ING Index Plus MidCap Portfolio		10,978,370
ING Index Plus SmallCap Portfolio		434,045,213
ING Infrastructure, Industrials and Materials Fund		36,101,902
ING Intermediate Bond Fund		1,050,338,501
ING Intermediate Bond Portfolio		228,542,508
ING International High Dividend Equity Income Fund		317,564,196
ING International Index Portfolio		212,663,524
ING Investment Grade Credit Fund		751,108,601
ING Japan TOPIX Index® Portfolio		907,247,926
ING Large Cap Value Fund		274,278,923
ING Large Cap Value Portfolio		1,179,984,712
ING Limited Maturity Bond Portfolio		298,724,915
ING Risk Managed Natural Resources Fund		1,491,417,020
ING Russell™ Large Cap Growth Index Portfolio		710,511,346
ING Russell™ Large Cap Index Portfolio
ING Russell™ Large Cap Value Index Portfolio		344,448,542
ING Russell™ Mid Cap Growth Index Portfolio		599,296,728
ING Russell™ Mid Cap Index Portfolio		176,082,950
ING Russell™ Small Cap Index Portfolio		188,468,403
ING Short Term Bond Fund		82,205,392
ING Strategic Allocation Conservative Portfolio		139,145,580
ING Strategic Allocation Moderate Portfolio		140,182,328
ING U.S. Bond Index Portfolio		3,813,112,544
ING U.S. Stock Index Portfolio		3,965,215,495
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio		174,430,421

APPENDIX J: BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 12-13, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds, including those funds that make use of quantitative investment strategies.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an “index fund”), the Board focused on the reasonableness of the differences between the Fund’s performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

With respect to each of the ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio and ING Index Plus SmallCap Portfolio, the Board noted that, during 2012, the Sub-Adviser had recently implemented changes to the investment models used to manage each underlying portfolio, which models now provide for a fundamental analytical overlay to the process of selecting securities for purchase and sale.

With respect to the ING BlackRock Science and Technology Portfolio, management recommended and the Board approved (subject to obtaining shareholder approval) a merger of the Portfolio into another fund in the ING Complex. The Board concluded that it would be appropriate and consistent with the interests of the Portfolio and its shareholders to continue the existing Agreements for such Portfolio pending completion of the merger.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the

Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for the following Funds: ING WisdomTreeSM Global High Yielding Equity Index Portfolio; ING Russell Mid Cap Growth Index Portfolio; ING Blackrock Science and Technology Opportunities Portfolio; ING Hang Seng Index Portfolio; ING Corporate Leaders 100 Fund; ING International Index Portfolio; ING Russell Large Cap Growth Index Portfolio; ING Russell Small Cap Index Portfolio; ING Russell Large Cap Index Portfolio; ING Russell Mid Cap Index Portfolio; and ING U.S. Bond Index Portfolio. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

APPENDIX K: NOMINEES

The following table sets forth information concerning each Nominee. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors
Colleen D. Baldwin Age: 52	None.	N/A	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	[ ]	None.
John V. Boyer Age: 59	None.	N/A	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/ 08-Present). Formerly, Consultant (07/07-02/08).		None.
Patricia W. Chadwick Age: 64	None.	N/A	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).		Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).
Albert E. DePrince, Jr. Age: 71	Director.	06/98-Present	Professor of Economics and Finance, Middle Tennessee State University (08/91-Present) and various positions with Academy of Economics and Finance (2003-2012).		None.
Peter S. Drotch Age: 71	None.	N/A	Retired.		First Marblehead Corporation (09/03-Present)
J. Michael Earley Age: 67	None.	N/A	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08)		None.
Martin J. Gavin Age: 62	Director.	01/09-06/10 & 07/11-Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).		None.
Russell H. Jones Age: 68	Director.	12/07-Present

Retired. Director, Hill-Stead Museum (non-profit) (08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).

None.
Patrick W. Kenny Age: 70	None.	N/A	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).		Assured Guaranty Ltd. (04/04-Present).
Joseph E. Obermeyer Age: 55	Director	01/08-Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).		None.
Sheryl K. Pressler Age: 62	None.	N/A	Consultant (05/ 01-Present).		Stillwater Mining Company (05/ 02-Present).
Roger B. Vincent	None.	N/A	Retired. Formerly, President,		UGI Corporation

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Age: 67			Springwell Corporation, a corporate finance firm (03/89-08/11).		(02/06-Present) and UGI Utilities, Inc. (02/06-Present).
Directors who are “Interested Persons”
Shaun P. Mathews(2) Age: 57		12/07-Present	President and Chief Executive Officer, ING Investments (11/ 06-Present).		ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)	The term of service begins with the earliest date of service by the Director. With respect to a Registrant launched after that date, the officer has served since that Registrant’s inception.

(2)

Mr. Mathews is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the adviser, ING Investments, LLC and the distributor, ING Investment Distributor, LLC.

APPENDIX L: DIRECTOR AND NOMINEE OWNERSHIP OF FUND SECURITIES

The following table sets forth information regarding each Director’s and each Nominee’s ownership of shares of an ING Fund overseen or to be overseen by the Board and the aggregate holdings of shares of equity securities of all funds in the ING Fund Complex for the most recently completed fiscal year end. If an ING Fund is not listed in the table below, no Director or Nominee holds shares of that ING Fund.

	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley	Martin J. Gavin	Russell H. Jones	Patrick W. Kenny	Sidney Koch	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent	Shaun P. Mathews
Fund	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING Capital Allocation Fund (05/31/12)				None			None	None		None	10,001-50,000(1)			10,001-50,000
ING Core Equity Research Fund (05/31/12)				None			10,001-50,000(1)	50,001-100,000(1)		None	50,001-100,000(1)			10,001-50,000 50,001-100,000(1)
ING Corporate Leaders 100 Fund (05/31/12)				None			None	None		None	50,001-100,000(1)			None
ING Global Target Payment Fund (10/31/12)				None			None	None		None	None			10,001-50,000(1)
ING SMID Cap Equity Fund (05/31/12)(2)				Over 100,000(1)			None	None		None	None			None
ING Money Market Fund (03/31/12)				None			10,001-50,000(1)	None		Over $100,000	10,001-50,000(1)			None
ING Small Company Fund (05/31/12)				10,001-50,000(1)			None	Over 100,000(1)		None	50,001-100,000(1)			50,001-100,000 10,001-50,000(1)
Aggregate Dollar Range of shares in all Registered Investment Companies Overseen by Director or to be Overseen by the Nominee in Family of Investment Companies				Over 100,000(1)			50,001-100,000(1)	Over 100,000(1)		Over 100,000	Over 100,000(1)			Over 100,000 Over 100,000(1)

(1)          Includes the value of shares in which a Director or Nominee has an indirect interest through a deferred compensation plan and/or 401(k) plan.

(2)          On or about July 21, 2012, ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund) changed its name, investment objective, and principal investment strategies.

APPENDIX M: ANTICIPATED STRUCTURE OF THE CONSOLIDATED BOARD AND ITS COMMITTEES

Board Structure

Assuming that all of the Nominees are elected by shareholders, the Consolidated Board will be comprised of 13 members, each of whom, other than Mr. Mathews, will be an Independent Director. Roger B. Vincent, one of the Independent Directors, is expected to serve initially as the Chairman of the Consolidated Board with responsibilities that include the following: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Directors, officers of the Registrants, management personnel, and legal counsel to the Independent Directors; and (4) such other duties as the Board periodically may determine.

Board Committees

The Consolidated Board is expected to perform many of its oversight and other activities through the committee structure described below.

Audit Committee. The Consolidated Board is expected to have an Audit Committee whose functions will include, among other things, meeting with the independent registered public accounting firm of the Registrants to review the scope of the Portfolios’ audit, financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee is expected to consist of the following six (6) Independent Directors: Messrs. Boyer, Drotch, Earley, Gavin and Obermeyer, and Ms. Baldwin. Mr. Earley is expected to serve as Chairperson of the Audit Committee.

Compliance Committee. The Consolidated Board is expected to have a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the CCO of the Funds; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Fund boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Registrants’ Advisers or Sub-Advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee is expected to consist of the following six (6) Independent Directors: Messrs. Kenny, DePrince, Jones and Vincent, and Mses. Chadwick and Pressler. Mr. Kenny is expected to serve as Chairperson of the Compliance Committee.

Contracts Committee. The Consolidated Board is expected to have a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios. The responsibilities of the Contracts Committee, among other things, are expected to include: (1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, the administrator and the distributor, in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee is expected to consist of the following eight (8) Independent Directors: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, DePrince, Jones, Obermeyer and Vincent. Ms. Pressler is expected to serve as Chairperson of the Contracts Committee.

Investment Review Committees. The Consolidated Board is expected to have two Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the Advisers and Sub-Advisers on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional Sub-Advisers for a Fund. Each committee is described below:

Domestic Equity Investment Review Committee (“DE IRC”). The DE IRC is expected to consist of the following six (6) Independent Directors: Ms. Chadwick, and Messrs. Earley, Jones, Kenny, Obermeyer and Vincent. Ms. Chadwick is expected to serve as Chairperson of the DE IRC.

International/Balanced/Fixed Income Investment Review Committee (“I/B/F IRC”). The I/B/F IRC is expected to consist of the following seven (7) Directors: Mses. Baldwin and Pressler, and Messrs. Boyer, DePrince, Drotch, Gavin, and Mathews. Mr. Boyer is expected to serve as Chairperson of the I/B/F IRC.

From time to time, the DE IRC and the I/B/F IRC may meet jointly to consider matters for Funds that are reviewed jointly by the Committees.

Nominating and Governance Committee. The Consolidated Board is expected to have a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Directors and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to Independent Directors and making recommendations for any compensation changes for the Independent Directors; (7) overseeing the Board’s annual self-evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Directors at relevant educational seminars and similar programs.  The Nominating and Governance Committee is expected to be comprised of the following six (6) Directors:  Mses. Baldwin and Chadwick and Messrs. Gavin, Kenny, Obermeyer and Vincent.

APPENDIX N: DIRECTOR COMPENSATION

The following tables set forth the compensation received by Directors for the most recently completed fiscal year end. Messrs. Crispin and Mathews are “interested persons,” as defined in the 1940 Act, of the Funds because of their affiliation with ING Groep N.V., the parent corporation of ING Investments, ING Investments Distributor, LLC, ING IM and ING Funds Services, LLC. Directors who are interested persons do not receive any compensation from the Funds. No Director receives compensation or retirement benefits that are accrued as part of Fund expenses.

	Albert E. DePrince Jr.	Martin J. Gavin(1),(2)	Russell H. Jones	Sidney Koch(3)	Joseph E. Obermeyer(2)
Fund (FYE)	($)	($)	($)	($)	($)
ING Money Market Fund (03/31/12)	[ ],953	2,040	2,520	2,520	2,785
Pension or Retirement Benefits Accrued as part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Company and Fund Complex Paid to Directors(4)	237,500	162,000	202,500	202,500	223,750

(1)         Mr. Gavin ceased serving as a Director effective June 30, 2010 and recommenced services as a Director effective July 1, 2011.

(2)         Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended March 31, 2012, Mr. Gavin and Mr. Obermeyer deferred $20,500 and $22,375, respectively, of their compensation from the Fund Complex.

(3)         Mr. Koch will cease service as a Director effective as of May 1, 2013.

(4)         Represents compensation from 38 funds (total in Fund Complex as of the fiscal year ended March 31, 2012).

	Albert E. DePrince Jr.	Martin J. Gavin(1),(2)	Russell H. Jones	Sidney Koch(3)	Joseph E. Obermeyer(2)
Fund (FYE)	($)	($)	($)	($)	($)
ING Capital Allocation Fund (05/31/12)	2,187	1,480	1,865	1,865	2,059
ING Core Equity Research Fund (05/31/12)	3,929	2,681	3,353	3,353	3,700
ING Corporate Leaders 100 Fund (05/31/12)	111	76	94	94	104
ING Large Cap Growth Fund(3) (05/31/12)	0	0	0	0	0
ING SMID Cap Equity Fund(4) (05/31/12)	1,263	850	1,077	1,077	1,188
ING Small Company Fund (05/31/12)	3,614	2,481	3,082	3,082	3,405
Pension or Retirement Benefits Accrued as part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Company and Fund Complex Paid to Directors(5)	237,500	162,000	202,500	202,500	223,750

(1)         Mr. Gavin ceased serving as a Director effective June 30, 2010 and recommenced services as a Director effective July 1, 2011.

(2)         Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended May 31, 2012, Mr. Gavin and Mr. Obermeyer deferred $20,500 and $22,375, respectively, of their compensation from the Fund Complex.

(3)         The Fund commenced operations on March 1, 2012. The compensation paid to the Directors reflects the period from March 1, 2012 through May 31, 2012.

(4)        On or about July 21, 2012, ING SMID Cap Equity Fund (formerly, ING Index Plus MidCap Fund) changed its name, investment objective, and principal investment strategies.

(5)         Represents compensation paid from 38 funds (total in Fund Complex as of the fiscal year ended May 31, 2012).

	Albert E. DePrince Jr.	Martin J. Gavin(1)	Russell H. Jones	Sidney Koch	Joseph E. Obermeyer(1)
Fund (FYE)	($)	($)	($)	($)	($)
ING Global Target Payment Fund (10/31/12)	837	669	710	696	806
Pension or Retirement Benefits Accrued as part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Company and Fund Complex Paid to Directors(2)	229,000	182,750	194,000	190,250	220,250

(1)         Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended October 31, 2012, Mr. Gavin and Mr. Obermeyer deferred $70,875 and $22,025, respectively, of their compensation from the Fund Complex.

(2)         Represents compensation from 37 funds (total in Fund Complex as of the fiscal year under the Board’s purview ended October 31, 2012).

APPENDIX O: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Company. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address, and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	12/06-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).
Michael J. Roland Age: 54	Executive Vice President	04/02-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/12-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	03/02-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).
Kevin M. Gleason Age: 46	Chief Compliance Officer	02/12-Present	Senior Vice President, ING Investment Management, LLC (02/12-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12).
Todd Modic Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	03/05-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).
Kimberly A. Anderson Age: 48	Senior Vice President	12/03-Present	Senior Vice President, ING Investments, LLC (10/03-Present).
Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	06/06-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).
Maria M. Anderson Age: 54	Vice President	09/04-Present	Vice President, ING Funds Services, LLC (09/04-Present).
Fred Bedoya Age: 40	Vice President and Treasurer	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).
Lauren D. Bensinger Age: 59	Vice President	03/03-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 45	Vice President	03/02-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/97-Present). Formerly, Treasurer, ING Funds (11/99-02/12).
Jason Kadavy Age: 36	Vice President	09/12-Present	Vice President, ING Funds Services, LLC (07/07-Present).

Name, Address, and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer Age: 55	Vice President	03/06-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/10-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Craig Wheeler Age: 43	Assistant Vice President	06/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).
Theresa K. Kelety Age: 50	Secretary	09/03-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 49	Assistant Secretary	09/03-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).
Paul A. Caldarelli Age: 61	Assistant Secretary	08/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

(1)         The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.  The term of service begins with the ealiest date of service by the Officer.  With respect to Funds launched after that date, the Officer has served in the same position since the Fund’s inception.

APPENDIX P: SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the Record Date.

Share Class
Fund	A	B	C	I	L	W	O	R	Total Shares
ING Capital Allocation Fund
ING Core Equity Research Fund
ING Corporate Leaders 100 Fund
ING Global Target Payment Fund
ING Large Cap Growth Fund
ING SMID Cap Equity Fund
ING Money Market Fund
ING Small Company Fund

APPENDIX Q: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following table provides information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of [February 12, 2013].

		ING Capital Allocation Fund		ING Core Equity Research		ING Corporate Leaders 100 Fund		ING Global Target Payment Fund
Name and Address	Class	Shares Held	As % of shares	Shares Held	As % of shares	Shares Held	As % of shares	Shares Held	As % of shares
First Clearing LLC St. Louis, MO	A B C I	285,687.0 N/A N/A N/A	10.2

		ING Large Cap Growth Fund		ING SMID Cap Equity Fund		ING Money Market Fund		ING Small Company Fund
Name and Address	Class	Shares Held	As % of shares	Shares Held	As % of shares	Shares Held	As % of shares	Shares Held	As % of shares
First Clearing LLC St. Louis, MO	A B C I	285,687.0 N/A N/A N/A	10.2

APPENDIX R: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal year, as well as fees billed for other services rendered by KPMG to the Funds.

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Fund (FYE)	2012	2011	2012	2011	2012	2011	2012	2011
ING Capital Allocation Fund (5/31/12)	19,100	19,100	2,400	2,400	7,310	23,652	0	0
ING Core Equity Research Fund (5/31/12)	35,057	38,440	2,400	2,400	7,528	9,182	0	0
ING Corporate Leaders 100 Fund (5/31/12)	1,029	1,052	2,400	2,400	7,295	6,657	0	0
ING Global Target Payment Fund (10/31/12)	21,200	21,200	2,400	2,400	8,039	8,660	0	0
ING Large Cap Growth Fund (5/31/12)	3,365	0	0	0	3,494	0	0	0
ING SMID Cap Equity Fund(4) (5/31/12)	15,414	15,673	2,400	2,400	7,306	6,657	0	0
ING Money Market Fund (3/31/12)	18,900	18,900	2,400	2,150	9,148	3,482	0	0
ING Small Company Fund (5/31/12)	32,908	33,789	2,400	2,400	7,329	6,358	0	0

(1)         Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)         Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)         Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)         All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following table shows non-audit fees billed by KPMG during each Fund’s two most recently completed fiscal years for services rendered to the Fund, ING Investments, and any entity controlling, controlled, or under common control with ING Investments that provides ongoing services to the Funds.

Aggregate Non-Audit Fees

2012	2011
$1,184,966	$1,122,245

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free [] and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON [MAY 6, 2013]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[Fund Name]

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on [May 6, 2013], at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on [May 6, 2013].

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve a new investment advisory agreement with ING Investments, LLC and each Fund prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

For ☐	Against ☐	Abstain ☐

2.

To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Co. LLC on behalf of each Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

For ☐	Against ☐	Abstain ☐

3.	To approve the election of 13 nominees to the Board for each Fund.

Colleen D. Baldwin	For ☐ Against ☐ Abstain ☐	Russell H. Jones	For ☐ Against ☐ Abstain ☐
John V. Boyer	For ☐ Against ☐ Abstain ☐	Patrick W. Kenny	For ☐ Against ☐ Abstain ☐
Patricia W. Chadwick	For ☐ Against ☐ Abstain ☐	Shaun P. Mathews	For ☐ Against ☐ Abstain ☐
Albert E. DePrince, Jr.	For ☐ Against ☐ Abstain ☐	Joseph E. Obermeyer	For ☐ Against ☐ Abstain ☐
Peter S. Drotch	For ☐ Against ☐ Abstain ☐	Sheryl K. Pressler	For ☐ Against ☐ Abstain ☐
Michael Early	For ☐ Against ☐ Abstain ☐	Roger B. Vincent	For ☐ Against ☐ Abstain ☐
Martin J. Gavin	For ☐ Against ☐ Abstain ☐

4.	To approve a bifurcated advisory fee and sub-advisory fee structure with respect to ING Global Target Payment Fund.

For ☐	Against ☐	Abstain ☐

5.

To approve a modified manager-of-managers policy to permit ING Investments, LLC, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers in addition to unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders.

For ☐	Against ☐	Abstain ☐

6.	To approve a change in the fundamental investment policy on concentration for ING Money Market Fund.

For ☐	Against ☐	Abstain ☐

7.

To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes for each Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.